Exhibit 10.33

EXECUTION VERSION

CLASS A NOTE PURCHASE AGREEMENT

(SERIES 2010-1 VARIABLE FUNDING CAR SHARING ASSET BACKED NOTES, CLASS A)

dated as of May 24, 2010,

among

ZIPCAR VEHICLE FINANCING LLC,

ZIPCAR, INC.,

as Administrator, Servicer and Lessee

CERTAIN CONDUIT INVESTORS,

each as a Conduit Investor,

CERTAIN FINANCIAL INSTITUTIONS,

each as a Committed Note Purchaser,

CERTAIN FUNDING AGENTS,

and

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH,

as Administrative Agent

i

TABLE OF CONTENTS

(continued)

ii

TABLE OF CONTENTS

(continued)

Page

EXHIBITS

SCHEDULE I	List of Conduit Investors and Committed Note Purchasers
EXHIBIT A	Form of Advance Request
EXHIBIT B	Form of Assignment and Assumption Agreement
EXHIBIT C	Form of Investor Group Supplement
EXHIBIT D	Form of Addendum
EXHIBIT E	Form of Conduit Investor and Committed Note Purchaser Tax Certificate
EXHIBIT F	Quarterly Fleet Report

iii

CLASS A NOTE PURCHASE AGREEMENT

THIS CLASS A NOTE PURCHASE AGREEMENT, dated as of May 24, 2010 (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is made among ZIPCAR VEHICLE FINANCING LLC, a Delaware limited liability company (“ZVF”), ZIPCAR, INC., a Delaware corporation (“Zipcar”), the several commercial paper conduits listed on Schedule I and their respective permitted successors and assigns, the several financial institutions that serve as committed note purchasers set forth on Schedule I hereto and the other financial institutions parties hereto pursuant to Section 9.17, the financial institution set forth opposite the name of each Conduit Investor or Non-Conduit Committed Note Purchaser on Schedule I hereto and its permitted successor and assign (the “Funding Agent” with respect to such Investor Group) CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, in its capacity as administrative agent for the Conduit Investors, the Committed Note Purchasers and the Funding Agents (the “Administrative Agent”).

BACKGROUND

1. Contemporaneously with the execution and delivery of this Agreement, ZVF, as issuer, and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”) and as Securities Intermediary, entered into the Series 2010-1 Supplement, of even date therewith (as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Series 2010-1 Supplement”), to the Base Indenture, dated as of May 24, 2010 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Base Indenture” and, together with the Series 2010-1 Supplement, the “Indenture”), between ZVF and the Trustee, pursuant to which ZVF issued one or more Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class A (the “Class A Notes”) and one or more Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class B (the “Class B Notes”).

2. ZVF wishes to issue the Class A Notes in favor of the Purchasers and obtain the agreement of the Purchasers to make loans from time to time (each, an “Advance”) as consideration for the purchase of Class A Principal Amounts, all of which Advances (including the Initial Advance) will constitute Increases, and all of which Advances (including the Initial Advance) will be evidenced by the Class A Notes purchased in connection herewith and will constitute purchases of Class A Principal Amounts corresponding to the amount of such Advances. Subject to the terms and conditions of this Agreement, each Conduit Investor may make Advances from time to time and each Committed Note Purchaser is willing to commit to make Advances from time to time, as consideration for purchases of Class A Principal Amounts in an aggregate outstanding amount up to the Maximum Investor Group Principal Amount for the related Investor Group until the commencement of the Series 2010-1 Rapid Amortization Period. Zipcar has joined in this Agreement to confirm certain representations, warranties and covenants made by it for the benefit of each Conduit Investor and each Committed Note Purchaser.

ARTICLE I

DEFINITIONS

SECTION 1.01 Definitions. As used in this Agreement and unless the context requires a different meaning, capitalized terms used but not defined herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in Article 1 of the Series 2010-1 Supplement or, if not defined therein, the meanings assigned to such terms in the Definitions List attached to the Base Indenture as Schedule I, as applicable. For the avoidance of doubt, to the extent any capitalized term defined herein also has a meaning assigned to such term in the Definitions List attached to the Base Indenture, the meaning given to such term herein shall apply. In addition, the following terms shall have the following meanings and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“Acquiring Committed Note Purchaser” has the meaning set forth in Section 9.17(a).

“Acquiring Investor Group” has the meaning set forth in Section 9.17(c).

“Addendum” means an Addendum substantially in the form of Exhibit D.

“Additional Investor Group” means, (x) collectively, a Conduit Investor and the Conduit Committed Note Purchaser(s) with respect to such Conduit Investor or, (y) a Non-Conduit Committed Note Purchaser, in each case, that becomes party hereto as of any date after the Series 2010-1 Closing Date pursuant to Section 9.16 in connection with an increase in the Class A Maximum Principal Amount; provided that, for the avoidance of doubt, an Investor Group that is both an Additional Investor Group and an Acquiring Investor Group shall be deemed to be an Additional Investor Group solely in connection with, and to the extent of, the commitment of such Investor Group that increases the Class A Maximum Principal Amount when such Additional Investor Group becomes a party hereto and Additional Class A Notes are issued pursuant to Sections 2.1 and 5.1 of the Series 2010-1 Supplement, and references herein to such an Investor Group as an “Additional Investor Group” shall not include the commitment of such Investor Group as an Acquiring Investor Group.

“Additional Investor Group Initial Principal Amount” means, with respect to each Additional Investor Group on the date such Additional Investor Group becomes a party hereto, the initial principal amount on such date of the Class A Notes issued to such Additional Investor Group, which shall be an amount equal to such Additional Investor Group’s Commitment Percentage of the principal amount of outstanding Class A Notes as of such date (after giving effect to the issuance of any Class A Notes on such date).

“Advance” has the meaning set forth in paragraph 2 of the recitals hereto.

“Advance Request” has the meaning set forth in Section 7.03(c).

“Affected Person” has the meaning set forth in Section 3.05.

“Assignment and Assumption Agreement” means an Assignment and Assumption Agreement substantially in the form of Exhibit B.

“Borrowing” has the meaning set forth in Section 2.02(c).

“Borrowing Deficit” has the meaning set forth in Section 2.03(b).

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2010-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2010-1 Closing Date.

“Class A Base Rate” means, with respect to any Investor Group on any day, a rate per annum equal to the greater of (a) the Prime Rate with respect to such Investor Group in effect on such day and (b) the Federal Funds Rate with respect to such Investor Group in effect on such day. Any change in the Class A Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively. Changes in the rate of interest on that portion of any Advances maintained as Class A Base Rate Tranches will take effect simultaneously with each change in the Class A Base Rate.

“Class A Commitment Termination Date” means May 24, 2011 or such earlier or later date as the parties hereto may agree in writing.

“Class A Obligations” has the meaning set forth in Section 5.01.

“Commitment” means, the obligation of the Committed Note Purchasers included in each Investor Group to fund Advances pursuant to Section 2.02(a) in an aggregate stated amount up to the Maximum Investor Group Principal Amount for such Investor Group.

“Commitment Percentage” means, on any date of determination with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Class A Maximum Principal Amount on such date.

“Committed Note Purchaser” means, collectively, the Conduit Committed Note Purchasers and Non-Conduit Committed Note Purchasers.

“Conduit Committed Note Purchaser Percentage” means, with respect to any Conduit Committed Note Purchaser, the percentage set forth opposite the name of such Conduit Committed Note Purchaser on Schedule I.

“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit, whose commercial paper has ratings of at least “A-2” from Standard & Poor’s and “P2” from Moody’s, that is administered by the Funding Agent with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor pursuant to Section 9.17(b).

“Conduit Committed Note Purchaser” means, with respect to a Conduit Investor, each Purchaser identified as a Conduit Committed Note Purchaser for such Conduit Investor on the signature pages hereto, or in the Assignment and Assumption Agreement, Investor Group Supplement or Addendum pursuant to which such Purchaser became a party hereto.

“Conduit Investors” means any Purchaser which is designated as a Conduit Investor on the signature pages hereto, or in the Investor Group Supplement or Addendum pursuant to which such Purchaser became a party hereto.

“Confidential Information” for purposes of this Agreement, has the meaning set forth in Section 9.11.

“CP Rate” means, with respect to each Conduit Investor (i) for any day during any Series 2010-1 Interest Period funded by a Conduit Investor set forth in Schedule I hereto or any other Conduit Investor that elects in its Investor Group Supplement or Addendum to make this clause (i) applicable (collectively, the “Conduits”), the per annum rate equivalent to the weighted average of the per annum rates paid or payable by such Conduits from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short term promissory notes issued by such Conduits maturing on dates other than those certain dates on which such Conduits are to receive funds) in respect of the promissory notes issued by such Conduits that are allocated in whole or in part by their respective Funding Agent (on behalf of such Conduits) to fund or maintain the Class A Principal Amount or that are issued by such Conduits specifically to fund or maintain the Class A Principal Amount, in each case, during such period, as determined by their respective Funding Agent (on behalf of such Conduits), including (x) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the related Committed Note Purchasers (on behalf of such Conduits), (y) all reasonable costs and expenses of any issuing and paying agent or other person responsible for the administration of such Conduits’ commercial paper programs in connection with the preparation, completion, issuance, delivery or payment of Class A Commercial Paper, and (z) the costs of other borrowings by such Conduits including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate is a discount rate, in calculating the CP Rate, the respective Funding Agent for such Conduits shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum and (ii) for any Series 2010-1 Interest Period for any portion of the Commitment of the related Investor Group funded by any other Conduit Investor, the “CP Rate” applicable to such Conduit Investor as set forth in its Investor Group Supplement or Addendum.

“Eurodollar Advance” means, an Advance which bears interest at all times during the Eurodollar Interest Period applicable thereto at a fixed rate of interest determined by reference to the Eurodollar Rate (Reserve Adjusted).

“Eurodollar Interest Period” means, with respect to any Eurodollar Advance, (a) initially, the period commencing on and including the date of such Eurodollar Advance and ending on but excluding the next Payment Date and (b) for each period thereafter, the period commencing on and including the Payment Date on which the immediately preceeding Eurodollar Interest Period ended and ending on but excluding the next Payment Date; provided, however, that

(i)	no Eurodollar Interest Period may end subsequent to the Class A Expected Final Payment Date; and

(ii)	upon the occurrence and during the continuation of the Series 2010-1 Rapid Amortization Period, any Eurodollar Interest Period may be terminated at the election of the related Funding Agent by notice to ZVF and the Administrator, and upon such election the Eurodollar Advances in respect of which interest was calculated by reference to such terminated Eurodollar Interest Period shall, solely at the option of such Funding Agent, either be converted to Class A Base Rate Tranches or included in the Class A CP Tranche until payment in full of the Class A Notes.

“Eurodollar Rate” means, with respect to any Investor Group, the rate per annum determined by the related Funding Agent at approximately 11:00 a.m. (London time) on the date which is one (1) London Business Day prior to the beginning of the relevant Eurodollar Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by such Funding Agent which has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Eurodollar Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provision of this definition, the “Eurodollar Rate” shall be the interest rate per annum determined by such Funding Agent to be the rate per annum at which deposits in Dollars are offered by such Funding Agent’s Reference Lender in London to prime banks in the London interbank market at or about 11:00 a.m. (London time) one (1) London Business Day before the first day of such Eurodollar

Interest Period in an amount substantially equal to the amount of the Eurodollar Advances to be outstanding during such Eurodollar Interest Period and for a period equal to such Eurodollar Interest Period. In respect of any Eurodollar Interest Period which is not thirty (30) days in duration, the Eurodollar Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Period; provided that, if a Eurodollar Interest Period is less than or equal to seven days, the Eurodollar Rate shall be determined by reference to a rate calculated in accordance with the preceding sentence as if the maturity of the Dollar deposits referred to therein were a period of time equal to seven days.

“Eurodollar Rate (Reserve Adjusted)” means, with respect to any Investor Group for any Eurodollar Interest Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

Eurodollar Rate =	Eurodollar Rate
(Reserve Adjusted)	1.00 – Eurodollar Reserve Percentage

The Eurodollar Rate (Reserve Adjusted) for any Eurodollar Interest Period for Eurodollar Advances will be determined by each Funding Agent on the basis of the Eurodollar Reserve Percentage in effect one (1) Business Day before the first day of such Eurodollar Interest Period.

Notwithstanding the foregoing, the Eurodollar Rate (Reserve Adjusted) with respect to any Eurodollar Advance assigned by a Conduit Investor pursuant to Section 2.06(ii), shall equal the Class A Base Rate with respect to the Investor Group of which such Conduit Investor is a member until the second London Business Day following such assignment after which the Eurodollar Rate (Reserve Adjusted) for such Eurodollar Advance shall be determined as set forth above.

“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Period.

“Federal Funds Rate” means, with respect to any Investor Group for any day, the rate per annum equal to the weighted average of the overnight federal funds rates as published on such day in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the related Funding Agent (or, if such day is not a Business Day, for the next preceding Business Day), or, if, for any reason, such rate is not so published, the rate determined, in the sole opinion of such Funding Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. New York City time.

“Fee Letter” means that certain fee letter, dated as of the date hereof, by and between the Administrative Agent and ZVF setting forth, among other things, the definition of Program Fee Rate and the definition of Undrawn Fee.

“Financial Statements” has the meaning set forth in Section 6.02(b).

“Increase Date” shall mean the Business Day on which an Increase in the Class A Principal Amount occurs.

“Initial Advance” means the first Advances made under this Agreement on or following the Series 2010-1 Closing Date as part of the initial Borrowings.

“Investor Group” means, (i) (x) collectively, a Conduit Investor and the Conduit Committed Note Purchaser(s) with respect to such Conduit Investor or (y) a Non-Conduit Committed Note Purchaser(s), in each case, party hereto as of the Series 2010-1 Closing Date and (ii) any Additional Investor Group.

“Investor Group Increase Amount” means, with respect to any Investor Group on any Increase Date, such Investor Group’s Commitment Percentage of the amount of the Increase on such Business Day.

“Investor Group Principal Amount” means, (a) with respect to any Investor Group other than an Additional Investor Group, (i) when used with respect to the Series 2010-1 Closing Date, such Investor Group’s Commitment Percentage of the Series 2010-1 Initial Principal Amount and (ii) when used with respect to any other date, an amount equal to (w) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day plus (x) any Investor Group Increase Amount with respect to such Investor Group on such date minus (y) the amount of principal payments made to such Investor Group pursuant to the Series 2010-1 Supplement on such date plus (z) the amount of principal payments recovered from such Investor Group by a trustee as a preference payment in a bankruptcy proceeding of the Issuer or otherwise rescinded or returned for any reason on such date and (b) with respect to any Additional Investor Group, (i) when used with respect to the date such Additional Investor Group becomes a party hereto, such Additional Investor Group’s Additional Investor Group Initial Principal Amount and (ii) when used with respect to any other date, an amount equal to (w) the Investor Group Principal Amount with respect to such Additional Investor Group on the immediately preceding Business Day plus (x) any Investor Group Increase Amount with respect to such Additional Investor Group on such date minus (y) the amount of principal payments made to such Investor Group pursuant to the Series 2010-1 Supplement on such date plus (z) the amount of principal payments recovered from such Additional Investor Group by a trustee as a preference payment in a bankruptcy proceeding of the Issuer or otherwise rescinded or returned for any reason on such date.

“Investor Group Supplement” means an Investor Group Supplement substantially in the form of Exhibit C.

“London Business Day” means any day other than a Saturday, Sunday or other day on which banks are authorized or required to be closed in London, United Kingdom.

“Majority Program Support Providers” means with respect to any Investor Group, Program Support Providers with respect to the members of such Investor Group holding more than 50% of the aggregate commitments of all such Program Support Providers.

“Margin Stock” means “margin stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time.

“Maximum Investor Group Principal Amount” means, with respect to each Investor Group, the aggregate amounts set forth opposite the name of the Committed Note Purchasers included in such Investor Group on Schedule I hereto, as such amount may be increased or modified from time to time by written agreement among the Committed Note Purchasers included in such Investor Group, the Administrator and ZVF in accordance with the terms hereof; provided that, on any day after the occurrence and during the continuance of an Amortization Event with respect to the Series 2010-1 Notes, the Maximum Investor Group Principal Amount with respect to each Investor Group shall equal the Investor Group Principal Amount for such Investor Group on such date (after giving effect to all principal payments made to such Investor Group pursuant to the Series 2010-1 Supplement on such date).

“Non-Conduit Committed Note Purchaser” means each Purchaser designated as a Non-Conduit Committed Note Purchaser on the signature pages hereto, or in the Assignment and Assumption Agreement, Investor Group Supplement or Addendum pursuant to which such Purchaser became a party hereto.

“Prime Rate” means, with respect to any Investor Group, the rate announced by the applicable Reference Lender from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by such Reference Lender in connection with extensions of credit to debtors.

“Program Fee” has the meaning set forth in Section 3.02(a).

“Program Fee Rate” has the meaning set forth in the Fee Letter.

“Program Support Agreement” means any agreement entered into by any Program Support Provider in respect of any Class A Commercial Paper and/or Class A Note providing for the issuance of one or more letters of credit for the account of a

Committed Note Purchaser or a Conduit Investor, the issuance of one or more insurance policies for which a Committed Note Purchaser or a Conduit Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by a Committed Note Purchaser or a Conduit Investor to any Program Support Provider of the Class A Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to a Committed Note Purchaser or a Conduit Investor in connection with such Conduit Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

“Program Support Provider” means and includes any Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, a Committed Note Purchaser or a Conduit Investor in respect of such Committed Note Purchaser’s or Conduit Investor’s Class A Commercial Paper and/or Class A Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Conduit Investor’s securitization program as it relates to any Class A Commercial Paper issued by such Conduit Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such person.

“Purchaser” means, collectively, the Conduit Investors and the Committed Note Purchasers.

“Reference Lender” means, with respect to any Investor Group, the related Funding Agent or, if such Funding Agent does not have a prime rate, an Affiliate thereof designated by such Funding Agent.

“Regulation S”: Regulation S under the Securities Act.

“Series 2010-1 Related Documents” means the Related Documents relating to the Series 2010-1 Notes; provided that, for the avoidance of doubt, (i) any Related Document that relates solely to a Series of Notes other than the Series 2010-1 Notes shall not be a Series 2010-1 Related Document, (ii) any Related Document that relates to the Series 2010-1 Notes and other Series of Notes shall be a Series 2010-1 Related Document and (iii) any Related Document that relates solely to any Segregated Series of Notes shall not be a Series 2010-1 Related Document.

“Series 2010-1 Supplement” means that certain Series Supplement to the Base Indenture, dated as of the date hereof (as amended, modified, restated or supplemented from time to time in accordance with the terms thereof), by and between ZVF and Deutsche Bank Trust Company Americas, as Trustee, pursuant to which ZVF has issued the Series 2010-1 Notes.

“Taxes” has the meaning set forth in Section 3.08.

“Term” has the meaning set forth in Section 2.05.

“Undrawn Fee” has the meaning set forth in Section 3.02(b).

“Undrawn Fee Rate” has the meaning set forth in the Fee Letter.

“Up-Front Fee” has the meaning set forth in the Fee Letter.

“Weighted Average CP Rate” means, with respect to any Series 2010-1 Interest Period, the weighted average of the CP Rates applicable to each Advance funded or maintained during such Series 2010-1 Interest Period through the issuance of Class A Commercial Paper.

ARTICLE II

PURCHASE AND SALE OF CLASS A NOTES

SECTION 2.01 The Initial Note Purchase. On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, ZVF issue the Class A Notes on the Series 2010-1 Closing Date. Such Class A Notes for each Investor Group will be dated the Series 2010-1 Closing Date, registered in the name of the respective Funding Agent, as agent for the related Conduit Investor, if any, and the Committed Note Purchaser(s), or in such other name as the respective Funding Agent may request, and will be duly authenticated in accordance with the provisions of the Indenture.

SECTION 2.02 Advances. (a) Subject to the terms and conditions of this Agreement and the Series 2010-1 Supplement on any date prior to the Class A Commitment Termination Date, (x) each Conduit Investor may and, if any such Conduit Investor determines that it will not make an Advance or any portion of an Advance, its related Conduit Committed Note Purchaser(s) shall to the extent such Conduit Investor does not make such Advance and (y) each Non-Conduit Committed Note Purchaser shall, in each case, upon ZVF’s request delivered in accordance with the provisions of Section 2.03 and upon the satisfaction of all conditions precedent thereto, make Advances from time to time during the Series 2010-1 Revolving Period; provided, that (i) such Advances shall be made ratably by each Conduit Investor (or its related Conduit Committed Note Purchaser or Conduit Committed Note Purchasers collectively, as the case may be) and Non-Conduit Committed Note Purchaser based on the respective Commitment Percentage of its Investor Group and (ii) the portion of any such Advance made by a Conduit Committed Note Purchaser shall be based on its Conduit Committed Note Purchaser Percentage of the Commitment Percentage with respect to the related Investor Group; provided, further that no Advance shall be required or permitted to be made on any date if, after giving effect to such Advance, (i) the Investor Group Principal Amount with respect to any Investor Group would exceed the Maximum Investor Group Principal Amount with respect to such Investor Group, (ii) the Class A Principal Amount would exceed the Class A Maximum Principal Amount, (iii) a Series 2010-1 Enhancement Deficiency or an Aggregate Asset Amount Deficiency exists or would exist as a result of such Advance, or (iv) an Amortization Event, Potential Amortization Event, Liquidation Event of Default or Limited Liquidation Event of Default, in each case, with respect to the Series 2010-1 Notes exists or would exist as a result of such Advance. If a Conduit Investor elects not to fund the full amount of its Commitment Percentage of the Initial Advance (or, in the case of a Conduit Investor in an Additional Investor Group, the

Additional Investor Group Initial Principal Amount with respect to such Additional Investor Group) or a requested Increase, such Conduit Investor shall notify the Administrative Agent and the Funding Agent with respect to such Conduit Investor, and each Conduit Committed Note Purchaser with respect to such Conduit Investor shall fund its Conduit Committed Note Purchaser Percentage of the portion of the Commitment Percentage with respect to such Investor Group of the Initial Advance (or, in the case of a Conduit Committed Note Purchaser in an Additional Investor Group, the applicable portion of the Additional Investor Group Initial Principal Amount with respect to such Additional Investor Group) or such Increase, as the case may be, not funded by such Conduit Investor, subject to the terms described above.

(b) Subject to Section 9.10(b), each Conduit Investor hereby agrees with respect to itself that it will use commercially reasonable efforts to fund Advances made by its Investor Group through the issuance of Class A Commercial Paper; provided, that (i) no Conduit Investor will have any obligation to use commercially reasonable efforts to fund Advances made by its Investor Group through the issuance of Class A Commercial Paper at any time (x) an Amortization Event has occurred and is continuing (other than any Amortization Event relating solely to any Segregated Series of Notes) or (y) the funding of such Advance through the issuance of Class A Commercial Paper would be prohibited by the program documents governing such Conduit Investor’s commercial paper program, (ii) nothing herein is (or shall be construed) as a commitment by any Conduit Investor to fund any Advance through the issuance of Class A Commercial Paper, and (iii) notwithstanding anything herein or in any other Related Document to the contrary, at no time will a Conduit Investor that is not also a Committed Note Purchaser be obligated to make Advances hereunder.

(c) The proceeds of all Advances on any date shall be allocated according to the provisions of Article III of the Series 2010-1 Supplement. Each of the Advances to be made on any date shall be made singly as part of a single borrowing (each such single borrowing being a “Borrowing”). Subject to the terms of this Agreement and the Series 2010-1 Supplement, the aggregate principal amount of the Advances represented by the Class A Notes may be increased or decreased from time to time.

SECTION 2.03 Borrowing Procedures.

(a) If ZVF wishes the Conduit Investors and the Non-Conduit Committed Note Purchasers to make an Advance, ZVF shall (or shall cause the Administrator to) notify the Administrative Agent, each Funding Agent and the Trustee upon irrevocable written notice delivered to the Administrative Agent and each Funding Agent (with a copy of such notice delivered to the Committed Note Purchasers) no later than 11:30 a.m. New York City time on the second Business Day (or, if such Business Day is not also a London Business Day, on the next preceding Business Day that is also a London Business Day) prior to the proposed Borrowing (which Borrowing date shall be an Increase Date); provided that no more than three Borrowings shall occur during any calendar week. Each such notice shall be irrevocable and shall in each case refer to this Agreement and specify the aggregate amount of the requested Borrowing to be made on such date. ZVF shall (or shall cause the Administrator to) ratably allocate the proposed Borrowing among the Investor Groups’ respective Investor Group Principal Amounts. Each Funding Agent shall promptly advise its related Conduit Investor or its related Non-Conduit Committed Note Purchaser, of any notice given pursuant to this Section and, if there is a Conduit Investor with respect to any Investor Group, shall promptly thereafter (but in no event later than 11:00 a.m. New York City time on the proposed date of Borrowing), notify ZVF and the related Conduit Committed Note Purchaser(s), whether such Conduit Investor has determined to make such Advance. On the date of each Borrowing and subject to the other conditions set forth herein and in the Series 2010-1 Supplement, each Conduit Investor or its related Conduit Committed Note Purchaser(s), as the case may be, and each Non-Conduit Committed Note Purchaser, shall make available to ZVF the amount of such Advance by wire transfer in U.S. dollars of such amount in same day funds to the Series 2010-1 Collection Account no later than 2:00 p.m. (New York time) on the date of such Borrowing.

(b) If, by 2:00 p.m. (New York time) on the date of any Borrowing, one or more Conduit Committed Note Purchasers in an Investor Group (each, a “Defaulting Conduit Committed Note Purchaser,” and each Conduit Committed Note Purchaser in the related Investor Group other than any Defaulting Conduit Committed Note Purchaser being referred to as a “Non-Defaulting Conduit Committed Note Purchaser”) fails to make its ratable portion of any Borrowing available to ZVF pursuant to Section 2.03(a) (the amount unavailable to ZVF as a result of such failure with respect to such Investor Group being herein called a “Borrowing Deficit”), then the Funding Agent for such Investor Group shall, by no later than 2:30 p.m. (New York City time) on the applicable date of such Borrowing instruct each Non-Defaulting Conduit Committed Note Purchaser in the same Investor Group as the Defaulting Conduit Committed Note Purchaser to pay, by no later than 3:00 p.m. (New York time), in immediately available funds, to the Series 2010-1 Collection Account, an amount equal to the lesser of (i) such Non-Defaulting Conduit Committed Note Purchaser’s proportionate share (based upon the relative Conduit Committed Note Purchaser Percentages of such Non-Defaulting Conduit Committed Note Purchasers) of the Borrowing Deficit with respect to such Investor Group and (ii) such Non-Defaulting Conduit Committed Note Purchaser’s Conduit Committed Note Purchaser Percentage of the amount by which the Maximum Investor Group Investor Amount for such Investor Group exceeds the Investor Group Principal Amount for such Investor Group (determined after giving effect to any Advances already made by such Investor Group on such date). A Defaulting Conduit Committed Note Purchaser shall forthwith, upon demand, pay to the applicable Funding Agent for the ratable benefit of the Non-Defaulting Conduit Committed Note Purchasers all amounts paid by each such Non-Defaulting Conduit Committed Note Purchaser on behalf of such Defaulting Conduit Committed Note Purchaser, together with interest thereon, for each day from the date a payment was made by a Non-Defaulting Conduit Committed Note Purchaser until the date such Non-Defaulting Conduit Committed Note Purchaser has been paid such amounts in full, at a rate per annum equal to the sum of the Class A Base Rate plus 1% per annum.

SECTION 2.04 The Class A Notes. On each date an Advance is funded under the Class A Notes pursuant to this Agreement and the Series 2010-1 Supplement,

and on each date the amount of outstanding Advances thereunder is reduced, a duly authorized officer, employee or agent of the related Funding Agent shall make appropriate notations in its books and records of the amount of such Advance and the amount of such reduction, as applicable. ZVF hereby authorizes each duly authorized officer, employee and agent of such Funding Agent to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded and shall be binding on ZVF absent manifest error; provided, however, that in the event of a discrepancy between the books and records of such Funding Agent and the records maintained by the Trustee pursuant to the Indenture, such discrepancy shall be resolved by such Funding Agent, the Administrative Agent and the Trustee.

SECTION 2.05 Commitment Terms. The “Term” of the Commitment hereunder shall be for a period commencing on the Series 2010-1 Closing Date and ending on the Class A Commitment Termination Date.

SECTION 2.06 Selection of Interest Rates. Following (i) the funding of any Advances by a Committed Note Purchaser or (ii) any assignment by a Conduit Investor to its related liquidity provider(s) or related credit provider(s) pursuant to the applicable liquidity purchase agreement or liquidity loan agreement with respect to the Class A Notes or to its related Conduit Committed Note Purchaser hereunder, in each case the Advances funded, directly or indirectly, with amounts received from any such provider or Committed Note Purchaser will be made as Eurodollar Advances; provided that if any such Conduit Committed Note Purchaser is funding Advances through the issuance of Class A Commercial Paper, such Advances shall bear interest at the CP Rate.

SECTION 2.07 Reduction in Class A Maximum Principal Amount. ZVF may, upon three Business Days’ notice to the Administrative Agent, each Funding Agent, each Conduit Investor and each Committed Note Purchaser, effect a permanent reduction in the Class A Maximum Principal Amount and a corresponding pro rata reduction in the Maximum Investor Group Principal Amount with respect to each Investor Group; provided that (x) any such reduction must be in a minimum amount of $5,000,000 and (y) (i) after giving effect to such reduction, the Class A Maximum Principal Amount shall equal or exceed $5,000,000, unless reduced to zero and (ii) after giving effect to such reduction and any principal payments made with respect to the Class A Notes on such day, the Class A Principal Amount shall not exceed the Class A Maximum Principal Amount and the Investor Group Principal Amount with respect to any Investor Group shall not exceed the Maximum Investor Group Principal Amount with respect to such Investor Group. Any reduction made pursuant to this Section 2.07 shall be made ratably among the Investor Groups on the basis of their respective Maximum Investor Group Principal Amount immediately prior to such reduction.

ARTICLE III

INTEREST AND FEES

SECTION 3.01 Interest. (a) Each related Advance funded or maintained by an Investor Group during the related Class A Interest Period (i) through the issuance of Class A Commercial Paper shall bear interest at the CP Rate for such Series 2010-1 Interest Period and (ii) through means other than the issuance of Class A Commercial Paper shall bear interest at the Eurodollar Rate (Reserve Adjusted) applicable to such Investor Group for the related Eurodollar Interest Period, in each case except as otherwise provided in the definition of Eurodollar Interest Period or in Section 3.03 or 3.04. Each Funding Agent shall notify ZVF and the Administrator of the applicable interest rate for the Advances made by its Investor Group for the related Series 2010-1 Interest Period or Eurodollar Interest Period, as the case may be (including the applicable CP Rate, the Eurodollar Rate (Reserve Adjusted) and/or Class A Base Rate, as the case may be) by 11:00 a.m. (New York time) on the second Business Day immediately preceding each Determination Date and on the Business Day following each Payment Date.

(b) Interest (including all amounts described in Section 3.01(a) above and any Class A Monthly Default Interest Amount) shall be due and payable on each Payment Date in accordance with the provisions of the Series 2010-1 Supplement.

(c) All computations of interest at the CP Rate and the Eurodollar Rate (Reserve Adjusted) shall be made on the basis of a year of 360 days and the actual number of days elapsed and all computations of interest at the Class A Base Rate shall be made on the basis of a 365 (or 366, as applicable) day year and actual number of days elapsed.

SECTION 3.02 Fees.

(a) On each Payment Date, ZVF shall pay to each Funding Agent, for the account of the related Investor Group, a program fee (the “Program Fee”) equal to (A) the sum of the product of, for each day during the related Series 2010-1 Interest Period (x) the Program Fee Rate for the related Investor Group for such day and (y) the Investor Group Principal Amount for the related Investor Group for such day divided by (B) 360.

(b) On each Payment Date on or prior to the Class A Commitment Termination Date, ZVF shall pay to each Funding Agent, for the account of the related Investor Group, an undrawn fee (the “Undrawn Fee”) equal to (A) the sum of the product of, for each day during the related Series 2010-1 Interest Period (x) the Undrawn Fee Rate for such day and (y) the excess of (i) the Maximum Investor Group Principal Amount for the related Investor Group for such day over (ii) the Investor Group Principal Amount for the related Investor Group for such day, divided by (B) 360.

SECTION 3.03 Eurodollar Lending Unlawful. If a Conduit Investor, a Committed Note Purchaser or any Program Support Provider shall reasonably determine (which determination shall, upon notice thereof to the Administrative Agent and the related Funding Agent and ZVF, be conclusive and binding on ZVF absent manifest error) that the introduction of or any change in or in the interpretation of any law, rule or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any such Program Support Provider or Committed Note Purchaser to make, continue, or maintain any Advance as, or to convert any Advance into, the Class A Eurodollar Tranche of such Advance, the obligation of such Person to make, continue or maintain or convert any such Advance as the Class A Eurodollar Tranche of such Advance shall, upon such determination, forthwith be suspended until such Person shall notify the related Funding Agent and ZVF that the circumstances causing such suspension no longer exist, and such Investor Group shall immediately convert all Advances of any such Program Support Provider or Committed Note Purchaser, as applicable, into the Class A Base Rate Tranche of such Advance at the end of the then current Eurodollar Interest Periods with respect thereto or sooner, if required by such law or assertion.

SECTION 3.04 Deposits Unavailable. If a Conduit Investor, a Committed Note Purchaser or any Program Support Provider shall have reasonably determined that:

(a) Dollar deposits in the relevant amount and for the relevant Eurodollar Interest Period are not available to all related Reference Lenders in the relevant market; or

(b) by reason of circumstances affecting all related Reference Lenders’ relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to the Class A Eurodollar Tranche of any Advance; or

(c) such Conduit Investor, such Committed Note Purchaser or the related Majority Program Support Providers have notified the related Funding Agent and ZVF that, with respect to any interest rate otherwise applicable hereunder to the Class A Eurodollar Tranche of any Advance the Eurodollar Interest Period for which has not then commenced, such interest rate will not adequately reflect the cost to such Conduit Investor, such Committed Note Purchaser or such Majority Program Support Providers of making, funding, agreeing to make or fund or maintaining their respective Class A Eurodollar Tranche of such Advance for such Eurodollar Interest Period, then, upon notice from such Conduit Investor, such Committed Note Purchaser or the related Majority Program Support Providers to such Funding Agent and ZVF, the obligations of such Conduit Investor, such Committed Note Purchaser and all of the relevant Program Support Providers to make or continue any Advance as, or to convert any Advances into, the Class A Eurodollar Tranche of such Advance shall forthwith be suspended until such Funding Agent shall notify ZVF that the circumstances causing such suspension no longer exist, and such Investor Group shall immediately convert all Advances of any such Program Support Provider or Committed Note Purchaser, as applicable, into the Class A Base Rate Tranche of such Advance at the end of the then current Eurodollar Interest Periods with respect thereto or sooner, if required for the reasons set forth in clause (a), (b) or (c) above, as the case may be.

SECTION 3.05 Increased or Reduced Costs, etc. ZVF agrees to reimburse each Conduit Investor and each Committed Note Purchaser and any Program Support Provider (each, an “Affected Person”) for any increase in the cost of, or any reduction in the amount of any sum receivable by any such Affected Person (including reductions in the rate of return on such Affected Person’s capital) in respect of making, continuing or maintaining (or of its obligation to make, continue or maintain) any Advances as, or of converting (or of its obligation to convert) any Advances into, the Class A Eurodollar Tranche of such Advance that arise in connection with any Changes in Law, except for such Changes in Law with respect to increased capital costs and taxes which are governed by Sections 3.07 and 3.08, respectively. Each such demand shall be provided to the related Funding Agent and ZVF in writing and shall state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Affected Person for such increased cost or reduced amount or return. Such additional amounts shall be payable by ZVF to such Funding Agent and by such Funding Agent directly to such Affected Person within five (5) Business Days of ZVF’s receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on ZVF.

SECTION 3.06 Funding Losses. In the event any Affected Person shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Person to make, continue or maintain any portion of the principal amount of any Advance as a Class A CP Tranche or Class A Eurodollar Tranche, or to convert any portion of the principal amount of any Advance into, the Class A Eurodollar Tranche of such Advance) as a result of:

(i) any conversion or repayment or prepayment (for any reason, including, without limitation, as a result of the acceleration of the maturity of the Class A CP Tranche or Class A Eurodollar Tranche of such Advance or the assignment thereof in accordance with the requirements of the applicable Program Support Agreement) of the principal amount of any portion of the Class A CP Tranche or Class A Eurodollar Tranche on a date other than the scheduled last day of the Series 2010-1 Interest Period or Eurodollar Interest Period applicable thereto;

(ii) any Advance not being made as an Advance under the Class A CP Tranche or Class A Eurodollar Tranche after a request for such an Advance has been made in accordance with the terms contained herein;

(iii) any Advance not being continued as a Class A CP Tranche or Class A Eurodollar Tranche, or converted into an Advance under the Class A Eurodollar Tranche after a request for such an Advance has been made in accordance with the terms contained herein, or

(iv) any failure of ZVF to make a Decrease or an Increase after giving notice thereof pursuant to Section 2.2(b) of the Series 2010-1 Supplement or Section 2.02 hereof,

then, upon the written notice of any Affected Person to the related Funding Agent and ZVF, ZVF shall pay to such Funding Agent and such Funding Agent shall, within five (5) Business Days of its receipt thereof, pay directly to such Affected Person such amount as will (in the reasonable determination of such Affected Person) reimburse such Affected Person for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on ZVF.

SECTION 3.07 Increased Capital Costs. If any Change in Law affects or would affect the amount of capital required or reasonably expected to be maintained by any Affected Person or any Person controlling such Affected Person and such Affected Person reasonably determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person’s capital as a consequence of its commitment or the Advances made by such Affected Person is reduced to a level below that which such Affected Person or such controlling Person would have achieved but for the occurrence of any such circumstance, then, in any such case after notice from time to time by such Affected Person to the related Funding Agent and ZVF, ZVF shall pay to such Funding Agent and such Funding Agent shall pay to such Affected Person an incremental commitment fee sufficient to compensate such Affected Person or such controlling Person for such reduction in rate of return. A statement of such Affected Person as to any such additional amount or amounts (including calculations thereof in reasonable detail), in the absence of manifest error, shall be conclusive and binding on ZVF; and provided, further, that the initial payment of such increased commitment fee shall include a payment for accrued amounts due under this Section 3.07 prior to such initial payment. In determining such additional amount, such Affected Person may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable so long as it applies such method to other similar transactions.

SECTION 3.08 Taxes. All payments by ZVF of principal of, and interest on, the Advances and all other amounts payable hereunder (including fees) to or on behalf of any Affected Person shall be made free and clear of and without deduction for any present or future income, excise, documentary, property, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding in the case of any Affected Person (x) net income, franchise or similar taxes (including branch profits taxes or alternative minimum tax) imposed or levied on the Affected Person as a result of a connection between the Affected Person and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Affected Person having executed, delivered or performed its obligations or received a payment under, or enforced by, this Agreement), (y) any United States backup withholding tax and (z) with respect to any Affected Person organized under the laws of a jurisdiction other than the United States (“Foreign Affected Person”), any withholding tax that is imposed on amounts payable to the Foreign Affected Person at the time the Foreign Affected Person becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Affected Person (or its assignor, if any) was already entitled, at the time of the designation of the new lending office (or assignment), to receive additional amounts from ZVF with respect to withholding tax (such non-excluded items being called “Taxes”).

Moreover, if any Taxes are directly asserted against any Affected Person with respect to any payment received by such Affected Person or its agent from ZVF, such Affected Person or its agent may pay such Taxes and ZVF will promptly upon receipt of written notice stating the amount of such Taxes pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

If ZVF fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Affected Person or its agent the required receipts or other required documentary evidence, ZVF shall indemnify the Affected Person and their agent for any incremental Taxes, interest or penalties that may become payable by any such Affected Person or its agent as a result of any such failure. For purposes of this Section 3.08, a distribution hereunder by the agent for the relevant Affected Person shall be deemed a payment by ZVF.

Upon the request of ZVF, each Foreign Affected Person shall execute and deliver to ZVF, prior to the initial due date of any payments hereunder and to the extent permissible under then current law, and on or about the first scheduled payment date in each calendar year thereafter, one or more (as ZVF may reasonably request) United States Internal Revenue Service Forms W-8BEN, Forms W-8ECI or Forms W-9, or successor applicable forms, or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Foreign Affected Person is exempt from withholding or deduction of Taxes. Each Foreign Affected Person shall (and shall cause other persons acting on its behalf to) take any action (including entering into any agreement with the Internal Revenue Service) and comply with any information gathering and reporting requirements, in each case, that are required to obtain the maximum available exemption from any U.S. federal withholding taxes that is available to payments received by or on behalf of such Foreign Affected Person; provided that the requirements set forth in this paragraph shall not interfere with the right of any Foreign Affected Person to arrange its tax affairs in whatever manner it sees fit. ZVF shall not, however, be required to pay any increased amount or provide an indemnity under this Section 3.08 to any Foreign Affected Person if such Foreign Affected Person fails to comply with the requirements set forth in this paragraph without regard to the proviso in the immediately preceding sentence.

If the Affected Person determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.08, it shall pay over such refund to ZVF (but only to the extent of indemnity payments made, or additional amounts paid under this Section 3.08 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of the Affected Person and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that ZVF, upon the request of the Affected Person, agrees to repay the amount paid over to ZVF (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the

Affected Person in the event the Affected Person is required to repay such refund to such Governmental Authority. This Section 3.08 shall not be construed to require the Affected Person to make available its tax returns (or any other information relating to its taxes which it deems confidential) to ZVF or any other Person.

SECTION 3.09 Indenture Carrying Charges; Survival. Any amounts payable by ZVF under Sections 3.05, 3.06, 3.07 or 3.08 shall constitute Carrying Charges within the meaning of the Base Indenture and Indenture Carrying Charges within the meaning of the Series 2010-1 Supplement. The agreements in Sections 3.05, 3.06, 3.07 and 3.08 shall survive the termination of this Class A Note Purchase Agreement, the Series 2010-1 Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

ARTICLE IV

OTHER PAYMENT TERMS

SECTION 4.01 Time and Method of Payment. All amounts payable to any Funding Agent hereunder or with respect to the Class A Notes shall be made to the applicable Funding Agent or upon the order of the applicable Funding Agent by wire transfer of immediately available funds in Dollars not later than 1:00 p.m., New York City time, on the date due. Any funds received after that time will be deemed to have been received on the next Business Day. ZVF’s obligations hereunder in respect of any amounts payable to any Conduit Investor or Committed Note Purchaser shall be discharged to the extent funds are disbursed by ZVF to the related Funding Agent as provided herein whether or not such funds are properly applied by such Funding Agent.

ARTICLE V

THE ADMINISTRATIVE AGENT AND THE FUNDING AGENTS

SECTION 5.01 Authorization and Action of the Administrative Agent. Each of the Conduit Investors, the Committed Note Purchasers and the Funding Agents hereby designates and appoints Crédit Agricole Corporate and Investment Bank New York Branch as the Administrative Agent hereunder, and hereby authorizes the Administrative Agent to take such actions as agent on their behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the Series 2010-1 Supplement, and shall not have any fiduciary relationship with any Conduit Investor, any Committed Note Purchaser or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrative Agent shall be read into this Agreement or otherwise exist for the Administrative Agent. In performing its functions and duties hereunder and under the Series 2010-1 Supplement, the Administrative Agent shall act solely as agent for the Conduit Investors, the Committed Note Purchasers and the Funding Agents and shall not assume, nor shall it be deemed to have assumed, any obligation or relationship of trust or agency with or for ZVF or any of its successors or assigns. The Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement, the Series 2010-1 Supplement or Applicable Law. The appointment and authority of the Administrative Agent hereunder shall terminate upon the indefeasible payment in full of the Class A Notes and all other amounts owed by ZVF hereunder and under the Series 2010-1 Supplement to the Investor Groups (the “Class A Obligations”).

SECTION 5.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

SECTION 5.03 Exculpatory Provisions. None of the Administrative Agent, any of its directors, any of its officers, any of its agents or any of its employees shall be (a) liable for any action lawfully taken or omitted to be taken by it under or in connection with this Agreement (except for its own gross negligence or willful misconduct), or (b) responsible in any manner to any Conduit Investor, any Committed Note Purchaser or any Funding Agent for any recitals, statements, representations or warranties made by ZVF, the Servicer, the Administrator or the Lessee contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of ZVF, the Servicer, the Administrator or the Lessee to perform its obligations hereunder, or for the satisfaction of any condition specified in Article VII. The Administrative Agent shall not be under any obligation to any Conduit Investor, any Committed Note Purchaser or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of ZVF, the Servicer, the Administrator or the Lessee. The Administrative Agent shall not be deemed to have knowledge of any Amortization Event, Potential Amortization Event, Liquidation Event of Default or Limited Liquidation Event of Default unless the Administrative Agent has received notice from ZVF, the Servicer any Conduit Investor, any Committed Note Purchaser or any Funding Agent.

SECTION 5.04 Reliance. The Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to ZVF), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of any Conduit Investor, any Committed Note Purchaser or any Funding Agent as it deems appropriate or it shall first be indemnified to its satisfaction by any Conduit Investor, any Committed Note Purchaser or any Funding Agent, provided that unless and until the Administrative Agent shall have received such advice, the

Administrative Agent may take or refrain from taking any action, as the Administrative Agent shall deem advisable and in the best interests of the Conduit Investors, the Committed Note Purchasers and the Funding Agents. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Noteholders and such request and any action taken or failure to act pursuant thereto shall be binding upon the Conduit Investors, the Committed Note Purchasers and the Funding Agents.

SECTION 5.05 Non-Reliance on the Administrative Agent and Other Purchasers. Each of the Conduit Investors, the Committed Note Purchasers and the Funding Agents expressly acknowledge that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including, without limitation, any review of the affairs of ZVF, the Servicer, the Administrator or the Lessee shall be deemed to constitute any representation or warranty by the Administrative Agent. Each of the Conduit Investors, the Committed Note Purchasers and the Funding Agents represent and warrant to the Administrative Agent that they have and will, independently and without reliance upon the Administrative Agent and based on such documents and information as they have deemed appropriate, made their own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of ZVF and the Lessee and made its own decision to enter into this Agreement.

SECTION 5.06 The Administrative Agent in its Individual Capacity. The Administrative Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with ZVF or any Affiliate of ZVF as though the Administrative Agent were not the Administrative Agent hereunder.

SECTION 5.07 Successor Administrative Agent. The Administrative Agent may, upon 30 days notice to ZVF and each of the Conduit Investors, the Committed Note Purchasers and the Funding Agents, and the Administrative Agent will, upon the direction of Investor Groups holding more than 75% of the Class A Maximum Principal Amount, resign as Administrative Agent. If the Administrative Agent shall resign, then the Investor Groups, during such 30-day period, shall appoint an Affiliate of a member of the Investor Groups as a successor agent. If for any reason no successor Administrative Agent is appointed by the Investor Groups during such 30-day period, then effective upon the expiration of such 30-day period, ZVF shall make all payments (as they come due or are required to be paid) in respect of the Class A Obligations or under any fee letter delivered in connection herewith directly to the Funding Agents and for all purposes shall deal directly with the Funding Agents; provided that, the Conduit Investors, the Committed Note Purchasers and the Funding Agents shall appoint a replacement Administrative Agent within 90 days of such resignation and if the Conduit Investors, the Committed Note Purchasers and the Funding Agents fail to so appoint a replacement within such period of time, ZVF may petition a court of competent jurisdiction to make such appointment. Notwithstanding any of the foregoing to the contrary, in the event of the purchase of the Class A Notes by the Class B Noteholders pursuant to Article IV of the Series 2010-1 Supplement, the Administrative Agent may

resign upon notice to ZVF effective immediately upon the date of such purchase. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

SECTION 5.08 Authorization and Action of Funding Agents. Each Conduit Investor and each Committed Note Purchaser is hereby deemed to have designated and appointed the Funding Agent with respect to the Investor Group of which it is a member as the agent of such Person hereunder, and hereby authorizes such Funding Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to such Funding Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. No Funding Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the related Investor Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Funding Agent shall be read into this Agreement or otherwise exist for such Funding Agent. In performing its functions and duties hereunder, each Funding Agent shall act solely as agent for the related Investor Group and shall not assume or be deemed to have assumed any obligation or relationship of trust or agency with or for ZVF or any of its successors or assigns. Each Funding Agent shall not be required to take any action that exposes such Funding Agent to personal liability or that is contrary to this Agreement or Applicable Law. The appointment and authority of the Funding Agent hereunder shall terminate upon the indefeasible payment in full of all Class A Obligations.

SECTION 5.09 Delegation of Duties. Each Funding Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

SECTION 5.10 Exculpatory Provisions. No Funding Agent nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it under or in connection with this Agreement (except for its own gross negligence or willful misconduct), or (b) responsible in any manner to the related Investor Group for any recitals, statements, representations or warranties made by ZVF, the Servicer, the Administrator or the Lessee contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of ZVF, the Servicer, the Administrator or the Lessee to perform its obligations hereunder, or for the satisfaction of any condition specified in Article VII. No Funding Agent shall be under any obligation to the related Investor Group to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of ZVF, the Servicer, the Administrator or the Lessee. No Funding Agent shall be deemed to have knowledge of any Amortization Event, Potential Amortization Event, Liquidation Event of Default or Limited Liquidation Event of Default unless such Funding Agent has received notice from ZVF, the Administrative Agent or any member of the related Investor Group.

SECTION 5.11 Reliance. Each Funding Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of the Administrative Agent and legal counsel (including, without limitation, counsel to ZVF), independent accountants and other experts selected by such Funding Agent. Each Funding Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the members of the related Investor Group as it deems appropriate or it shall first be indemnified to its satisfaction by the members of the related Investor Group, provided that unless and until such Funding Agent shall have received such advice, such Funding Agent may take or refrain from taking any action, as such Funding Agent shall deem advisable and in the best interests of the members of the related Investor Group. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Investor Group and such request and any action taken or failure to act pursuant thereto shall be binding upon the members of the related Investor Group.

SECTION 5.12 Non-Reliance on the Funding Agent and Other Purchasers. Each member of each Investor Group expressly acknowledges that neither its related Funding Agent nor any of such Funding Agent’s officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by such Funding Agent hereafter taken, including, without limitation, any review of the affairs of ZVF, the Servicer, the Administrator or the Lessee, shall be deemed to constitute any representation or warranty by such Funding Agent. Each member of each Investor Group represents and warrants to its related Funding Agent that it has and will, independently and without reliance upon such Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of ZVF and the Lessee and made its own decision to enter into this Agreement.

SECTION 5.13 The Funding Agent in its Individual Capacity. Each Funding Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with ZVF or any Affiliate of ZVF as though such Funding Agent were not a Funding Agent hereunder.

SECTION 5.14 Successor Funding Agent. Each Funding Agent will, upon the direction of the members of the related Investor Group, resign as such Funding Agent. If such Funding Agent shall resign, then the members of the related Investor Group shall appoint an Affiliate of a member of the related Investor Group as a successor agent. If for any reason no successor Funding Agent is appointed by the related Investor Group, then effective upon the resignation of such Funding Agent, ZVF shall make all payments (as they come due or are required to be paid) in respect of the Class A Obligations due to such Investor Group or under any fee letter delivered in connection herewith directly to such Investor Group and for all purposes shall deal directly with such Investor Group. After any retiring Funding Agent’s resignation hereunder as Funding Agent, subject to the limitations set forth herein, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Funding Agent under this Agreement.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

SECTION 6.01 ZVF. ZVF represents and warrants to each Conduit Investor and each Committed Note Purchaser that each of its representations and warranties in the Base Indenture and the other Series 2010-1 Related Documents is true and correct on the date hereof and further represents and warrants to such parties that:

(a) no Amortization Event with respect to any Series of Notes, Liquidation Event of Default or Limited Liquidation Event of Default with respect to any Series of Notes or event which, with the giving of notice or the passage of time or both would constitute any of the foregoing, has occurred and is continuing;

(b) assuming each Conduit Investor or other purchaser of the Class A Notes hereunder is not purchasing with a view toward further distribution and there has been no general solicitation or general advertising within the meaning of the Securities Act, and further assuming that the representations and warranties of each Conduit Investor set forth in Section 6.03 of this Agreement are true and correct, the offer and sale of the Class A Notes in the manner contemplated by this Agreement is a transaction exempt from the registration requirements of the Securities Act, and the Base Indenture is not required to be qualified under the Trust Indenture Act;

(c) ZVF has furnished to the Administrative Agent true, accurate and complete copies of all other Related Documents (excluding Series Supplements and other Related Documents relating solely to a Series of Indenture Notes other than the Series 2010-1 Notes) to which it is a party as of the Series 2010-1 Closing Date, all of which Related Documents are in full force and effect as of the Series 2010-1 Closing Date and no terms of any such agreements or documents have been amended, modified or otherwise waived as of such date, other than such amendments, modifications or waivers about which ZVF has informed each Funding Agent; and

(d) as of the Series 2010-1 Closing Date, no written information furnished by ZVF or any of its Affiliates, agents or representatives to the Conduit Investors, the Committed Note Purchasers, the Administrative Agent or the Funding Agents for purposes of or in connection with this Agreement, including, without limitation, any information relating to the Collateral, is inaccurate in any material respect, or contains any material misstatement of fact, or omits to state a material fact necessary to make the statements contained therein not misleading, in each case as of the date such information was stated or certified.

SECTION 6.02 Zipcar. Zipcar represents and warrants to each Conduit Investor and each Committed Note Purchaser that:

(a) each representation and warranty made by it in each Related Document (other than any Related Document relating solely to a Series of Indenture Notes other than the Series 2010-1 Notes) to which it is a party (including any representations and warranties made by it as Administrator, Servicer or Lessee) is true and correct in all material respects as of the date originally made and as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(b) (i) the audited consolidated balance sheet of Zipcar, Inc. and its Consolidated Subsidiaries as of December 31, 2009 and the related statements of income, stockholders equity and cash flows for the year ending on such date and (ii) the unaudited condensed consolidated balance sheet of Zipcar, Inc. and its Consolidated Subsidiaries as of March 31, 2010 and the related statements of income, stockholders equity and cash flows for the three months ending on such date (including in each case the schedules and notes thereto) (the “Financial Statements”), have been prepared in accordance with GAAP and present fairly the financial position of Zipcar, Inc. and its Consolidated Subsidiaries as of the date thereof and the results of their operations and their cash flows for the periods covered thereby.

SECTION 6.03 Conduit Investors. Each of the Conduit Investors and each of the Committed Note Purchasers represents and warrants to ZVF and Zipcar, on behalf of itself as of the date hereof (or with respect to a successor or assign of a Conduit Investor or a Committed Note Purchaser, on the date it shall become a party hereto), that:

(a) it has had an opportunity to discuss ZVF’s and the Lessee’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with ZVF and the Lessee and their respective representatives;

(b) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Class A Notes;

(c) it is purchasing the Class A Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in subsection (b) and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control;

(d) it understands that the Class A Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and is being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, that ZVF is not required to register the Class A Notes, and that any transfer must comply with provisions of Section 2.8 of the Base Indenture;

(e) it understands that the Class A Notes will bear the legend set out in the form of Class A Notes attached as Exhibit A to the Series 2010-1 Supplement and be subject to the restrictions on transfer described in such legend;

(f) it will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Class A Notes;

(g) it understands that, subject to Section 9.17, the Class A Notes may be offered, resold, pledged or otherwise transferred only (A) to ZVF, (B) in a transaction meeting the requirements of Rule 144A under the Securities Act, (C) outside the United States to a foreign person in a transaction meeting the requirements of Regulation S under the Securities Act, or (D) in a transaction complying with or exempt from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction;

(h) any transferee of the Class A Notes will be subject to the requirements of Section 5.3 of the Series 2010-1 Supplement. Upon original issuance thereof, and until such time as the same may no longer be required under the applicable requirements of the Securities Act, the certificate evidencing the Class A Notes (and all securities issued in exchange therefor or substitution thereof) shall bear a legend substantially in the form set forth in the Class A Notes included as an exhibit to the Series 2010-1 Supplement. Each Conduit Investor understands that the registrar and transfer agent for the Class A Notes will not be required to accept for registration of transfer the Class A Notes acquired by it, except upon presentation of an executed letter in the form required by the Series 2010-1 Supplement; and

(i) it will obtain from any purchaser of the Class A Notes substantially the same representations and warranties contained in the foregoing paragraphs.

ARTICLE VII

CONDITIONS

SECTION 7.01 Conditions to Issuance. No Conduit Investor or Committed Note Purchaser has any obligation to acquire the Class A Notes hereunder on the Series 2010-1 Closing Date unless:

(a) the Base Indenture, the Series 2010-1 Supplement and each other Series 2010-1 Related Document shall be in full force and effect as of the Series 2010-1 Closing Date;

(b) as of the Series 2010-1 Closing Date, each Funding Agent shall have received copies of (i) the Certificate of Incorporation and By-Laws of Zipcar and the certificate of formation and limited liability company agreement of ZVF certified by the Secretary of State of the state of organization, as the case may be, (ii) board of directors resolutions of ZVF and Zipcar with respect to the transactions contemplated by the Series 2010-1 Supplement and this Agreement, (iii) an incumbency certificate of ZVF and Zipcar, each certified by the secretary or equivalent officer of the related entity in form and substance reasonably satisfactory to the Administrative Agent, (iv) with respect to Zipcar, certificates of good standing from the Secretary of State of the States of Delaware and Massachusetts and (v) with respect to ZVF, a certificate of good standing from the Secretary of State of the State of Delaware;

(c) as of the Series 2010-1 Closing Date, each Conduit Investor and each Committed Note Purchaser shall have received opinions of counsel (i) from Latham & Watkins LLP, or other counsel acceptable to the Conduit Investors and the Committed Note Purchasers, with respect to such matters as any such Conduit Investor or Committed Note Purchaser shall reasonably request (including, without limitation, regarding non-consolidation, true lease and UCC security interest matters, vehicle security interest matters for the states of New York and California, tax, general corporate matters, enforceability, required consents and no-conflicts), (ii) counsel to ZVF which may be Richards, Layton & Finger LLP or other counsel acceptable to the Conduit Investors and the Committed Note Purchasers with respect to certain corporate and bankruptcy matters under Delaware law, (iii) from counsel to the Trustee acceptable to the Conduit Investors and the Committed Note Purchasers with respect to such matters as any such Conduit Investor or Committed Note Purchaser shall reasonably request, (iv) from counsel to each Series 2010-1 Letter of Credit Provider, if any, with respect to such matters as any such Conduit Investor or Committed Note Purchaser shall reasonably request, (v) from Massachusetts counsel to ZVF, which may be Wilmer Cutler Pickering Hale & Dorr LLP or other counsel acceptable to the Conduit Investors and the Committed Note Purchasers with respect to vehicle security interest matters for the state of Massachusetts, (vi) from in-house counsel for Zipcar with respect to absence of litigation and no conflicts with material agreements and (viii) from counsel to the Back-Up Administrator with respect to certain corporate matters;

(d) as of the Series 2010-1 Closing Date, each Conduit Investor and each Committed Note Purchaser shall have received copies of the documents specified in Section 2.2(b) of the Base Indenture relating to the issuance of the Class A Notes;

(e) as of the Series 2010-1 Closing Date, all conditions to the issuance of the Class A Notes under the Series 2010-1 Supplement and under Section 2.2 of the Base Indenture shall have been satisfied or waived;

(f) as of the Series 2010-1 Closing Date, the Administrative Agent shall have received a written search report listing all effective financing statements that name ZVF or Zipcar as debtor or assignor and that are filed in the State of Delaware and in any other jurisdiction that the Administrative Agent determines is necessary or appropriate, together with copies of such financing statements, and tax and judgment lien searches showing no such liens that are not permitted by the Base Indenture, the Series 2010-1 Supplement, this Agreement or the other Related Documents;

(g) the Collection Account and each of the Series 2010-1 Designated Accounts shall have been established in accordance with the Base Indenture and the Series 2010-1 Supplement;

(h) as of the Series 2010-1 Closing Date, the Administrative Agent shall have received evidence reasonably satisfactory to it that the Class B Note Purchase Agreement has been executed and that each condition precedent to the issuance of the Class B Notes and the acquisition of the Class B Notes by the Class B Noteholders has been satisfied or waived;

(i) the Administrative Agent shall have received an Officer’s Certificate from each of ZVF and Zipcar, Inc. stating that all representations and warranties made by it in each of the Related Documents are true and correct;

(j) each Funding Agent shall have received on or prior to the Series 2010-1 Closing Date, to the extent required, evidence satisfactory to it that the acquisition by the Conduit Investor in its Investor Group of Series 2010-1 Notes will not, in and of itself, result in a reduction or withdrawal of the rating of such Conduit Investor’s commercial paper notes by any nationally recognized rating agency rating such commercial paper notes;

(k) the Administrative Agent shall have received an officer’s certificate from the Back-Up Disposition Agent regarding certain corporate matters; and

(l) the Administrative Agent shall have received all other closing deliverables as it shall reasonably request.

SECTION 7.02 Conditions to Initial Borrowing. The obligation of each Conduit Investor or the related Conduit Committed Note Purchaser and each Non-Conduit Committed Note Purchaser to fund the initial Borrowing hereunder shall be subject to the satisfaction of the conditions precedent that (i) each Funding Agent shall have received an original duly executed and authenticated Class A Note registered in its name pursuant to Section 2.01 and stating that the principal amount thereof shall not exceed the Maximum Investor Group Principal Amount of such Funding Agent’s Investor Group and (ii) the Administrative Agent shall have received evidence satisfactory to it of the completion of all UCC filings as may be necessary to perfect or evidence the assignment by ZVF to the Trustee or the Collateral Agent on behalf of the Trustee of its interests in the Collateral, the proceeds thereof and the other security interests granted pursuant to the Base Indenture, the Collateral Agency Agreement and the ZVF Lease.

SECTION 7.03 Conditions to Each Borrowing. The election of each Conduit Investor to fund, and the obligation of each Committed Note Purchaser to fund, any Borrowing on any day (including the initial Borrowing) shall be subject to the following conditions on the date of the Borrowing, (both before and after giving effect thereto and to the application of any proceeds therefrom):

(a) (i) the representations and warranties of ZVF set out in this Agreement (other than Section 6.01(a) (solely to the extent relating to any Series of Notes other than the Series 2010-1 Notes), Section 6.01(b) and Section 6.01(d)), (ii) the representations and warranties of Zipcar set out in this Agreement (other than Section 6.02(a), which shall have been true and accurate on the dates specified therein), and (iii) the representations and warranties of ZVF, the Servicer, the Administrator and the Lessee set out in the Related Documents (other than (x) this Agreement and (y) any Series Supplements and Related Documents relating solely to a Series of Indenture Notes other than the Series 2010-1 Notes) to which each is a party, in each such case, shall be true and accurate as of the date of the Borrowing with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date;

(b) the Series 2010-1 Rapid Amortization Period shall not have commenced;

(c) the Class A Commitment Termination Date shall not have occurred;

(d) the related Funding Agent shall have received (i) an executed advance request in the form of Exhibit A hereto (each such request, an “Advance Request”) certifying as to the current Aggregate Asset Amount and the Series 2010-1 Enhancement Amount and the other amounts set forth therein and (ii) in the case of any Borrowing occurring on or after the date the Monthly Noteholder Statement relating to the May 2010 Payment Date is required to be delivered, the Monthly Noteholders’ Statement for the Series 2010-1 Notes for the Related Month immediately preceding the date of such Borrowing;

(e) all conditions to making the related Advances in connection with such Borrowing specified in Section 2.02(a) of this Agreement shall have been satisfied;

(f) each Series 2010-1 Related Document shall be in full force and effect;

(g) ZVF shall have acquired and shall be maintaining in force one or more Class A Interest Rate Caps in accordance with Section 3.12 of the Series 2010-1 Supplement;

(h) The Class B Noteholders shall have funded the related Increase with respect to the Class B Principal Amount; and

(i) After giving effect to such Borrowing and the funding of the Increase with respect to the Class B Principal Amount described in clause (h) above, the Class B Principal Amount shall be equal to the product of (a) the Class A Principal Amount and (b) 40%.

The giving of any notice by ZVF pursuant to Section 2.03(a) shall be deemed to constitute a representation and warranty by ZVF and Zipcar that all conditions precedent to such Borrowing shall be satisfied as of the date of such Borrowing.

ARTICLE VIII

COVENANTS

SECTION 8.01 Covenants. ZVF and Zipcar each severally covenants and agrees that, until the Class A Notes have been paid in full and the Term has expired, it will:

(a) duly and timely perform all of its covenants (both affirmative and negative) and obligations under each Related Document to which it is a party;

(b) (i) at the same time any report, notice, certificate, opinion (other than any bankruptcy timing memorandum) or other document (other than any such reports, notices, certificates, opinions or other documents relating solely to any Segregated Series of Notes) is provided, or caused to be provided, to the Trustee, by ZVF or the Administrator under the Base Indenture (including, without limitation, under Sections 8.8, 8.9, 8.10, 8.11 and/or 8.12 thereof), or under the Series 2010-1 Supplement or this Agreement, provide the Administrative Agent (who shall provide a copy thereof to each Funding Agent) with a copy of such report, notice, certificate, opinion (other than any bankruptcy timing memorandum) or other document; provided, however, that neither the Administrator nor ZVF shall have any obligation under this Section 8.01(b) to deliver to the Administrative Agent copies of any Monthly Noteholders’ Statements which relate solely to a Series of Indenture Notes other than the Class A Notes and (ii) provide the Administrative Agent and each Funding Agent such other information (including financial information), documents, records or reports respecting the Collateral, ZVF or the Administrator as the Administrative Agent or any Funding Agent may from time to time reasonably request;

(c) at any time and from time to time, following reasonable prior notice from the Administrative Agent or any Funding Agent, and during regular business hours, permit the Administrative Agent or any Funding Agent, or their respective agents or representatives (including any independent public accounting firm or other third party auditors) or permitted assigns, access to the offices of, the Administrator, Zipcar and ZVF, as applicable, (i) to examine and make copies of and abstracts from all documentation relating to the Series 2010-1 Collateral on the same terms as are provided to the Trustee under Section 8.6 of the Base Indenture, and (ii) to visit the offices and properties of, the Administrator, Zipcar and ZVF for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Series 2010-1 Collateral, or the administration and performance of the Base Indenture, the Series 2010-1 Supplement and the other Series 2010-1 Related Documents with any of the officers or employees of, the Administrator, Zipcar and ZVF, as applicable, having knowledge of such matters; provided that (i) prior to the occurrence of an Amortization Event or Potential Amortization Event with respect to the Series 2010-1 Notes, one such visit per calendar year coordinated by the Administrative Agent and in which each Funding Agent may participate shall be at ZVF’s sole cost and expense and (ii) after the occurrence and during the continuance of an Amortization Event or Potential Amortization Event with respect to the Series 2010-1 Notes, one such visit per calendar month shall be at ZVF’s sole cost and expense. Each party making a request pursuant to this Section 8.01(c) shall simultaneously send a copy of such request to each of the Administrative Agent and each Funding Agent, as applicable, so as to allow such other parties to participate in the requested visit.

(d) not permit any part of the proceeds of any Advance to be (x) used to purchase or carry any Margin Stock or (y) loaned to others for the purpose of purchasing or carrying any Margin Stock;

(e) not permit any amounts owed with respect to the Class A Notes to be secured, directly or indirectly, by any Margin Stock;

(f) promptly provide such additional financial and other information with respect to the Related Documents (other than Series Supplements and Related Documents relating solely to a Series of Notes other than the Series 2010-1 Notes), ZVF and Zipcar as the Administrative Agent or any Funding Agent may from time to time reasonably request;

(g) on and after the Class A Expected Final Payment Date, use all amounts allocated to and available for distribution from each excess collection account in respect of each Series of Notes to decrease, pro rata, the Class A Principal Amount and the principal amount of any other Series of Notes that is then required to be paid;

(h) deliver to each Funding Agent within 120 days after the end of each fiscal year of ZVF, the financial statements prepared pursuant to Section 8.24(d) of the Base Indenture;

(i) in the case of the Administrator, for so long as a Liquidation Event of Default or Limited Liquidation Event of Default for any Series of Notes is continuing, furnish or cause the Servicer to furnish to the Administrative Agent, the Back-Up Disposition Agent and each Class A Noteholder, the Fleet Report, prepared in accordance with Section 2.3(d) of the Collateral Agency Agreement (which may be on a diskette or other electronic medium);

(j) agree to take any and all acts and to execute any and all further instruments necessary or reasonably requested by the Administrative Agent to more fully effect the purposes of this Agreement;

(k) if the Class B Noteholders or their agents or representatives (including any independent public accounting firm or other third party auditors) or permitted assigns conduct a review covering any number of days confirming (i) the information contained in the Daily Collection Report for each such day and (ii) that the Collections described in each such Daily Collection Report for each such day were applied correctly in accordance with Article III of the Series 2010-1 Supplement (a “Cash Audit”), ZVF will provide a copy of the results of such Cash Audit to the Administrative Agent.

(l) upon the request of the Administrative Agent, cause a firm of independent certified public accountants reasonably acceptable to the Administrative Agent, the Administrator and the Class B Noteholders holding more than 50% of the Class B Principal Amount (which may be the Administrator’s accountants) to deliver to the Administrative Agent, each Funding Agent and the Class B Noteholders, at ZVF’s cost, a report (in form, substance and scope reasonably acceptable to the Administrative Agent, the Class B Noteholders holding more than 50% of the Class B Principal Amount and the Administrator) indicating that such firm has examined the most recently delivered Monthly Noteholders’ statement and expressing such firm’s opinion that (a) the data reported and calculations set forth in such Monthly Noteholders’ Statement are the data required to be reported and the calculations required to be made in accordance with the terms of the Series 2010-1 Series Supplement and the other Related Documents and (b) the data reported in such Monthly Noteholders’ Statement accurately reflects the data contained in the Servicer’s systems and other applicable source records (a “Servicer Audit”); provided that such Servicer Audits shall be at ZVF’s sole cost and expense (i) for no more than one such Servicer Audit in any calendar year coordinated among the Administrative Agent and the Class B Noteholders prior to the occurrence of an Amortization Event or Potential Amortization Event, in each case, with respect to the Series 2010-1 Notes and (ii) for two such Servicer Audits in any calendar year (in the aggregate including any Servicer Audit conducted at ZVF’s cost and expense pursuant to the immediately preceding clause (i)) after the occurrence and during the continuance of an Amortization Event or Potential Amortization Event, in each case, with respect to the Series 2010-1 Notes; provided, further, that the Administrative Agent agrees that it shall coordinate with the Class B Noteholders in requesting such Servicer Audit; and

(m) within five Business Days following the end of each calendar quarter, provide to the Administrative Agent a report containing the information set forth in, and substantially in the form of, Exhibit F hereto;

(n) upon any amendment to Schedule 2.1 or Schedule 7 of the ZVF Lease, provide prompt written notice and a copy of such amended schedule to the Administrative Agent; and

(o) require that any direct or indirect assignment, participation, pledge, hypothecation, rehypothecation, exchange or other disposition or transfer of any Class B Notes are made in accordance with Section 9.17(d) of the Class B Note Purchase Agreement as in as in effect on the date hereof and without giving effect to any amendment thereto unless such amendment has been consented to by Class A Noteholders holding more than 50% of the Class A Principal Amount.

SECTION 8.02 Additional Covenants. ZVF and Zipcar each severally covenants and agrees that, until the Class A Notes have been paid in full and the Term has expired, it will:

(a) not amend, modify, waive or give any approval, consent or permission under, any provision of the Base Indenture or any other Series 2010-1 Related Document to which it is a party or agree to terminate, or surrender or assign any rights or obligations under, any Series 2010-1 Related Document to which it is a party unless (i) any such amendment, modification, waiver, approval, consent, permission, termination, surrender or assignment is in writing and made in accordance with the terms of the Base Indenture or such other Series 2010-1 Related Document, as applicable and (ii) if such amendment, modification, waiver, approval, consent, permission, termination, surrender or assignment adversely affects the Class A Noteholders, Class A Noteholders holding more than 50% of the Class A Principal Amount have consented thereto (whether or not, for the avoidance of doubt, any Indenture Noteholder has a right to consent to such action under the applicable Series 2010-1 Related Document); provided, that in any such case, if the Base Indenture, the Series 2010-1 Supplement or any other Series 2010-1 Related Document requires the consent of each affected Noteholder or a higher percentage of Class A Noteholders, such unanimous consent or the consent of such higher percentage of Class A Noteholders shall be obtained prior to such amendment, modification, waiver, approval, consent, permission, termination, surrender or assignment; provided further that prior to entering into, granting or effecting any amendment, modification, waiver, approval, consent, permission, termination, surrender or assignment described in this Section 8.02(a) without the consent of Class A Noteholders holding more than 50% of the Class A Principal Amount (or the consent of Class A Noteholders holding any higher required percentage of the Series Class A Principal Amount or all Class A Noteholders, as applicable), ZVF shall deliver to the Trustee and each Funding Agent an Officer’s Certificate executed by an Authorized Officer of ZVF and cause to be delivered an Opinion of Counsel (which may be based on an Officer’s Certificate) issued by a law firm of nationally recognized standing confirming, in each case, that such amendment, modification, waiver, approval, consent, permission, termination, surrender or assignment does not adversely affect the Class A Noteholders.

(b) not designate any Manufacturer as an Eligible Manufacturer pursuant to clause (b) of the definition thereof without the prior written consent of Class A Noteholders holding more than 50% of the Class A Principal Amount, which consent shall not be unreasonably withheld or delayed;

(c) not remove the Administrator or the Back-Up Disposition Agent without the prior written consent of Class A Noteholders holding more than 50% of the Class A Principal Amount;

(d) not appoint or agree to the appointment of any successor Administrator (other than the Back-Up Administrator), Back-Up Administrator or Collateral Agent without the prior written consent of Class A Noteholders holding more than 50% of the Class A Principal Amount;

(e) not terminate the Servicer pursuant to Section 8.7(c) of the Base Indenture without the prior written consent of Class A Noteholders holding more than 50% of the Class A Principal Amount;

(f) not reduce the percentage set forth in Section 22 of the ZVF Lease with respect to Depreciation Charges without the prior written consent of Class A Noteholders holding more than 50% of the Class A Principal Amount;

(g) not amend or modify the Base Indenture in connection with the issuance of a Segregated Series without (i) the prior written consent of Class A Noteholders holding more than 50% of the Class A Principal Amount or (ii) the delivery to each Funding Agent of an Officer’s Certificate executed by an Authorized Officer of ZVF and an Opinion of Counsel (which may be based on an Officer’s Certificate) issued by a law firm of nationally recognized standing confirming, in each case, that such amendment or modification does not adversely affect the Class A Noteholders;

(h) not issue a Segregated Non-Collateral Agency Series without the prior written consent of Class A Noteholders holding more than 50% of the Class A Principal Amount, such consent not to be unreasonably withheld or delayed;

(i) (i) provide the Administrative Agent with the Series Supplement with respect to any new Series of Notes at least 10 Business Days prior to the issuance of such new Series of Notes and (ii) not issue such new Series of Notes if (A) such issuance shall have a material adverse affect on the interests of the

Holders of the Class A Notes in the reasonable and good faith determination of the Administrative Agent (excluding any impact from the dilution of the interests or voting percentage of the Class A Noteholders) and (B) the Administrative Agent provides ZVF and the Servicer with written notice of such determination together with a written explanation as to the reasons therefor within five Business Days of the Administrative Agent’s receipt of such Series Supplement; provided that, if there are any changes to such Series Supplement for such new Series of Notes after ZVF has delivered such Series Supplement to the Administrative Agent, ZVF shall provide the Administrative Agent with a redlined copy of the Series Supplement marked to show such changes and the Administrative Agent shall have at least two Business Days to review such changes and deliver the written notice described in the immediately preceding clause;

(j) pay each Funding Agent the Up-Front Fee for such Funding Agent on or prior to May 25, 2010;

(k) pay all amounts due and payable by it under any Related Document (including the reasonable fees and expenses of counsel to the Administrative Agent with respect to which all invoices have been received) no later than May 25, 2010; and

(l) prior to obtaining any Series 2010-1 Letter of Credit, deliver to each Class A Noteholder an opinion of counsel with respect to the creation and perfection of the security interest in the Series 2010-1 Cash Collateral Account in form and substance reasonably satisfactory to the Administrative Agent.

ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.01 Amendments. Subject to any provision of the Base Indenture or the Series 2010-1 Supplement requiring the consent of each affected Noteholder or of a higher percentage of Noteholders, no amendment to or waiver of any provision of this Agreement, nor consent to any departure by the Administrator or ZVF, shall in any event be effective unless the same shall be in writing and signed by the Administrator, ZVF, Conduit Investors and Committed Note Purchasers holding more than 66 2/3% of the Class A Notes and the Commitment, respectively; provided, however, that the consent of each Conduit Investor and each Committed Note Purchaser shall be required for and amendment or modification that (A) extends the due date for, or reduces the amount of any scheduled repayment or prepayment of principal of or interest on the Class A Notes (or reduces the principal amount of or rate of interest on the Class A Notes or otherwise changes the manner in which interest is calculated); (B) affects adversely the interests, rights or obligations of any Conduit Investor or Committed Note Purchaser individually in comparison to any other Conduit Investor or Committed Note Purchaser; (C) relates to or alters the pro rata treatment of payments to and Advances by the Conduit Investors and Committed Note Purchasers; (D) amends or modifies this Section 9.01 or

Section 8.01(b) or otherwise amends or modifies any provision relating to the amendment or modification of this Agreement, or, pursuant to the Related Documents, would require the consent of 100% of the Class A Noteholders or each Class A Noteholder affected by such amendment or modification; (E) would approve the assignment or transfer by ZVF of any of its rights or obligations hereunder; (F) releases ZVF of any material obligation hereunder; (G) would reduce, modify or amend any indemnities in favor of any Conduit Investors, Committed Note Purchasers or Funding Agents; (H) would amend or modify and of the following defined terms or any defined terms contained therein: “Commitment”, “Commitment Percentage”, “Conduit Assignee”, “CP Rate”, “Eurodollar Advance”, “Eurodollar Interest Period”, “Eurodollar Rate”, “Eurodollar Rate (Reserve Adjusted)”, “Investor Group Principal Amount”, “Maximum Investor Group Principal Amount”, “Prime Rate”, “Program Fee”, “Class A Base Rate”, “Class A Commitment Termination Date” or “Undrawn Fee”; (I) would alter any of the conditions precedent to any Advance; or (J) would amend or modify Sections 2.03, 2.05, 2.06, 2.07, 3.01, 3.02 or 9.17 or Article VII; provided, further that Article V may not be amended or modified without the consent of the Administrative Agent.

SECTION 9.02 No Waiver; Remedies. Any waiver, consent or approval given by any party hereto shall be effective only in the specific instance and for the specific purpose for which given, and no waiver by a party of any breach or default under this Agreement shall be deemed a waiver of any other breach or default. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, or any abandonment or discontinuation of steps to enforce the right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.03 Binding on Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, ZVF, the Administrator, the Committed Note Purchasers, the Conduit Investors, the Administrative Agent and their respective successors and assigns; provided, however, that neither ZVF nor the Administrator may assign or transfer its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of each Committed Note Purchaser and each Conduit Investor; provided, that nothing herein shall prevent ZVF from assigning its rights to the Trustee under the Base Indenture and the Series 2010-1 Supplement and to the Collateral Agent under the Collateral Agency Agreement; provided, further, that none of the Conduit Investors or the Committed Note Purchasers may transfer, pledge, assign, sell participations in or otherwise encumber its rights or obligations hereunder or in connection herewith or any interest herein except as permitted under Section 6.03(g), Section 9.17 and this Section 9.03. Nothing expressed herein is intended or shall be construed to give any Person other than the Persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement.

(a) Notwithstanding any other provision set forth in this Agreement, each Conduit Investor and each Conduit Committed Note Purchaser may at any time grant to one or more Program Support Providers (or, in the case of a Conduit Investor, to its related Conduit Committed Note Purchaser) a participating interest in or lien on, or otherwise transfer and assign to one or more Program Support Providers (or, in the case of a Conduit Investor, to its related Conduit Committed Note Purchaser), such Conduit Investor’s or such Committed Note Purchaser’s interests in the Advances made hereunder and such Program Support Provider (or such Conduit Committed Note Purchaser, as the case may be), with respect to its participating or assigned interest, shall be entitled to the benefits granted to such Conduit Investor or Committed Note Purchaser, as applicable, under this Agreement.

(b) Notwithstanding any other provision set forth in this Agreement, each Conduit Investor may at any time, without the consent of ZVF, transfer and assign all or a portion of its rights in the Class A Notes (and its rights hereunder and under the Related Documents) to its related Conduit Committed Note Purchaser. Furthermore, each Conduit Investor may at any time grant a security interest in and lien on, all or any portion of its interests under this Agreement, its Class A Note and all Related Documents to (i) its related Conduit Committed Note Purchaser, (ii) its Funding Agent, (iii) any Program Support Provider, (iv) any other Person who, at any time now or in the future, provides liquidity or credit enhancement for the Conduit Investors, including without limitation, an insurance policy relating to the Class A Commercial Paper or the Class A Notes or (v) any collateral trustee or collateral agent for any of the foregoing; provided, however, any such security interest or lien shall be released upon assignment of its Class A Note to its related Conduit Committed Note Purchaser. Each Committed Note Purchaser may assign its Commitment, or all or any portion of its interest under its Class A Note, this Agreement and the Related Documents to any Person with the prior written consent of ZVF, such consent not to be unreasonably withheld. Notwithstanding any other provisions set forth in this Agreement, each Committed Note Purchaser may at any time create a security interest in all or any portion of its rights under this Agreement, its Class A Note and the Related Documents in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System or any similar foreign entity.

SECTION 9.04 Survival of Agreement. All covenants, agreements, representations and warranties made herein and in the Class A Notes delivered pursuant hereto shall survive the making and the repayment of the Advances and the execution and delivery of this Agreement and the Class A Notes and shall continue in full force and effect until all interest on and principal of the Class A Notes and all other amounts owed to the Conduit Investors, the Committed Note Purchasers, the Funding Agents and the Administrative Agent hereunder and under the Class A Supplement have been paid in full and the commitment of the Committed Note Purchasers hereunder has been terminated. In addition, the obligations of ZVF, the Committed Note Purchasers and the Conduit Investors under Sections 3.03, 3.04, 3.05, 3.06, 3.07, 3.08, 5.03, 5.10, 9.05, 9.10(b) and 9.11 shall survive the termination of this Agreement.

SECTION 9.05 Payment of Costs and Expenses; Indemnification.

(a) Payment of Costs and Expenses. ZVF agrees to pay on demand all reasonable expenses of the Administrative Agent, each Funding Agent, each Conduit Investor and each Committed Note Purchaser (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, each Conduit Investor and each Committed Note Purchaser, if any, as well as the fees and expenses of the Rating Agencies, if any, providing a rating in respect of any Class A Commercial Paper) in connection with

(i) the negotiation, preparation, execution, delivery and administration of this Agreement and of each other Related Document, including schedules and exhibits, and any liquidity, credit enhancement or insurance documents of a Program Support Provider with respect to a Conduit Investor relating to the Class A Notes and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Related Document as may from time to time hereafter be proposed, whether or not the transactions contemplated hereby or thereby are consummated, and

(ii) the consummation of the transactions contemplated by this Agreement and the other Related Documents.

ZVF further agrees to pay, and to save the Administrative Agent, each Funding Agent, each Conduit Investor and each Committed Note Purchaser harmless from all liability for (i) any breach by ZVF of its obligations under this Agreement, (ii) all reasonable costs incurred by the Administrative Agent, such Funding Agent, such Conduit Investor or such Committed Note Purchaser (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, such Funding Agent, such Conduit Investor and such Committed Note Purchaser, if any) in enforcing this Agreement and (iii) any stamp, documentary or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, any Borrowing hereunder, or the issuance of the Class A Notes or any other Related Documents. ZVF also agrees to reimburse the Administrative Agent, each Funding Agent, each Conduit Investor and each Committed Note Purchaser upon demand for all reasonable out-of-pocket expenses incurred by the Administrative Agent, such Funding Agent, such Conduit Investor or such Committed Note Purchaser (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, such Funding Agent, such Conduit Investor and such Committed Note Purchaser, if any and the reasonable fees and out-of-pocket expenses of any third-party servicers and disposition agents) in connection with (x) the negotiation of any restructuring or “work-out”, whether or not consummated, of the Related Documents and (y) the enforcement of, or any waiver or amendment requested under or with respect to, this Agreement or any other of the Related Documents.

Without limiting the foregoing, ZVF shall have no obligation to reimburse any Committed Note Purchaser and/or Conduit Investor for any of the fees and/or expenses incurred by such Committed Note Purchaser and/or Conduit Investor with respect to its sale or assignment of all or any part of its respective rights and obligations under this Agreement and the Class A Notes pursuant to Section 9.17.

(b) Indemnification. In consideration of the execution and delivery of this Agreement by the Conduit Investors and the Committed Note Purchasers, ZVF hereby indemnifies and holds each Conduit Investor and each Committed Note Purchaser and each of their officers, directors, employees and agents (collectively, the “Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Class A Notes), including reasonable attorneys’ fees and disbursements and other reasonable related expenses (collectively, the “Indemnified Liabilities”), incurred by the Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to

(i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Advance; or

(ii) the entering into and performance of this Agreement and any other Related Document by any of the Indemnified Parties,

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, ZVF hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Section 9.05(b) shall in no event include indemnification for any taxes (which indemnification is provided in Section 3.08).

(c) Indemnification of the Administrative Agent and each Funding Agent. (i) In consideration of the execution and delivery of this Agreement by the Administrative Agent and each Funding Agent, ZVF hereby indemnifies and holds the Administrative Agent and each Funding Agent and each of their respective officers, directors, employees and agents (collectively, the “Agent Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages (irrespective of whether any such Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Class A Notes), including reasonable attorneys’ fees and disbursements and other reasonable related expenses (collectively, the “Agent Indemnified Liabilities”), incurred by the Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Related Document by any of the Agent Indemnified Parties, except for any such Agent Indemnified Liabilities arising for the account of a particular Agent Indemnified Party by reason of the relevant Agent

Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, ZVF hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Agent Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Section 9.05(c)(i) shall in no event include indemnification for any taxes (which indemnification is provided in Section 3.08). ZVF shall give notice to the Rating Agencies of any claim for Agent Indemnified Liabilities made under this section.

(ii) In consideration of the execution and delivery of this Agreement by the Administrative Agent, each Committed Note Purchaser, ratably according to its respective Commitment, hereby indemnifies and holds the Administrative Agent and each of its officers, directors, employees and agents (collectively, the “Administrative Agent Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages (solely to the extent not reimbursed by or on behalf of ZVF) (irrespective of whether any such Administrative Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Class A Notes), including reasonable attorneys’ fees and disbursements and other reasonable related expenses (collectively, the “Administrative Agent Indemnified Liabilities”), incurred by the Administrative Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Related Document by any of the Agent Indemnified Parties, except for any such Administrative Agent Indemnified Liabilities arising for the account of a particular Administrative Agent Indemnified Party by reason of the relevant Administrative Agent Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Committed Note Purchaser hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Administrative Agent Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Section 9.05(c)(ii) shall in no event include indemnification for any taxes (which indemnification is provided in Section 3.08)

(iii) In consideration of the execution and delivery of this Agreement by each Funding Agent, each Committed Note Purchaser hereby indemnifies and holds its related Funding Agent and each of its officers, directors, employees and agents (collectively, the “Funding Agent Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and reasonable expenses incurred in connection therewith (solely to the extent not reimbursed by or on behalf of ZVF) (irrespective of whether any such Funding Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Class A Notes), including reasonable attorneys’ fees and disbursements (collectively, the “Funding Agent Indemnified Liabilities”), incurred by the Funding Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Related Document by any of the Funding Agent Indemnified Parties, except for any such Funding Agent Indemnified Liabilities arising for the account of a particular Funding Agent Indemnified Party by reason of the relevant Funding Agent Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Committed Note Purchaser hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Funding Agent Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Section 9.05(c)(iii) shall in no event include indemnification for any taxes (which indemnification is provided in Section 3.08).

SECTION 9.06 Characterization as Related Document; Entire Agreement. This Agreement shall be deemed to be a Related Document for all purposes of the Base Indenture and the other Related Documents. This Agreement, together with the Base Indenture, the Series 2010-1 Supplement, the Fee Letter, the documents delivered pursuant to Section 7.01 and the other Related Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

SECTION 9.07 Notices. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a written notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of transmission.

SECTION 9.08 Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement.

SECTION 9.09 Tax Matters. Each party to this Agreement (a) acknowledges that it is the intent of the parties to this Agreement that, for accounting purposes and for all Federal, state and local income and franchise tax purposes, the Class A Notes will be treated as evidence of indebtedness, (b) agrees to treat the Class A Notes for all such purposes as indebtedness and (c) agrees that the provisions of the Related Documents shall be construed to further these intentions. On the Series 2010-1 Closing Date, each initial Conduit Investor and Committed Note Purchaser shall deliver a tax certificate executed by such Conduit Investor or Committed Note Purchaser substantially in the form of Exhibit E to the Registar and ZVF.

SECTION 9.10 No Proceedings; Limited Recourse. (a) ZVF. Each of the parties hereto (other than ZVF) hereby covenants and agrees that, prior to the date which is one year and one day after the final payment in full of all Indenture Notes issued by ZVF pursuant to the Base Indenture, it will not institute against or join with, encourage or cooperate with any other Person in instituting against, ZVF, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or state bankruptcy or similar law, all as more particularly set forth in Section 13.15 of the Base Indenture and subject to any retained rights set forth therein; provided, however, that nothing in this Section 9.10(a) shall constitute a waiver of any right to indemnification, reimbursement or other payment from ZVF pursuant to this Agreement, the Series 2010-1 Supplement or the Base Indenture. In the event that a Committed Note Purchaser (solely in its capacity as such) or a Conduit Investor (solely in its capacity as such) takes action in violation of this Section 9.10(a), ZVF agrees that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by any such Person against ZVF or the commencement of such action and raise the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 9.10(a) shall survive the termination of this Agreement. Nothing contained herein shall preclude participation by a Committed Note Purchaser or a Conduit Investor in assertion or defense of its claims in any such proceeding involving ZVF. The obligations of ZVF under this Agreement are solely the limited liability company obligations of ZVF. In addition, each of the parties hereto agrees that all fees, expenses and other costs payable hereunder by ZVF shall be payable only to the extent set forth in Section 13.16 of the Base Indenture and that all other amounts owed to them by ZVF shall be payable solely from amounts that become available for payment pursuant to the Base Indenture and the Series 2010-1 Supplement.

(b) The Conduit Investors. Each of the parties hereto hereby covenants and agrees that it will not, prior to the date which is one year and one day after the payment in full of the latest maturing Class A Commercial Paper or other debt securities or instruments issued by a Conduit Investor, institute against, or join with any other Person in instituting against, such Conduit Investor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or state bankruptcy or similar law, subject to any retained rights set forth therein; provided, however, that nothing in this Section 9.10(b) shall constitute a waiver of any right to indemnification, reimbursement or other payment from such Conduit Investor pursuant to this Agreement, the Series 2010-1 Supplement or the Base Indenture. In the event that ZVF, the Administrator, a Committed Note Purchaser (solely in its capacity as such) or Zipcar takes action in violation of this Section 9.10(b), such related Conduit Investor may file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by any such Person against such Conduit Investor or the commencement of such action and raise the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 9.10(b) shall survive the termination of this Agreement. Nothing contained herein shall preclude participation by ZVF, the Administrator, a Committed Note Purchaser or Zipcar in assertion or defense of its claims in any such proceeding involving a Conduit Investor. The obligations of the Conduit Investors under this Agreement are solely the corporate obligations of the Conduit Investors. No recourse shall be had for the payment of any amount owing in respect of this Agreement, including any obligation or claim arising out of or based upon this Agreement, against any stockholder, employee, officer, agent, director, member, affiliate or incorporator of any Conduit Investor; provided, however, nothing in this Section 9.10(b) shall relieve any of the foregoing Persons from any liability which any such Person may otherwise have for its gross negligence or willful misconduct.

Notwithstanding any provisions contained in this Agreement to the contrary, the Conduit Investors shall not, and shall not be obligated to, fund or pay any amount pursuant to this Agreement or the Class A Notes unless (i) the respective Conduit Investor has received funds which may be used to make such funding or other payment and which funds are not required to repay any of the commercial paper notes (“CP Notes”) issued by such Conduit Investor when due and (ii) after giving effect to such funding or payment, either (x) such Conduit Investor could issue CP Notes to refinance all of its outstanding CP Notes (assuming such outstanding CP Notes matured at such time) in accordance with the program documents governing its commercial paper program or (y) all of the CP Notes are paid in full. Any amount which a Conduit Investor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Section 101 of the Bankruptcy Code) against or obligation of such Conduit Investor for any such insufficiency.

SECTION 9.11 Confidentiality. Each Committed Note Purchaser, each Conduit Investor and each Funding Agent agrees that it shall not disclose any Confidential Information to any Person without the prior written consent of the Administrator and ZVF, other than (a) to their Affiliates and their officers, directors, employees, agents and advisors (including, without limitation, legal counsel and accountants) and to actual or prospective assignees and participants, and then only on a confidential basis, (b) as mandated by a court or administrative order or decree, governmental or regulatory authority or self-regulatory organization or required by any statute, law, rule or regulation or judicial process (including any subpoena or similar legal process), (c) to any Rating Agency providing a rating for the Class A Notes or the Conduit Investor’s debt, (d) in the course of litigation with ZVF or the Administrator, (e) to any Class A Noteholder, any Committed Note Purchaser, any Conduit Investor, any Funding Agent or the Administrative Agent, (f) to any Person acting as a placement agent or dealer with respect to any commercial paper (provided that any Confidential Information provided to any such placement agent or dealer does not reveal the identity of ZVF or any of its Affiliates), (g) on a confidential basis, to any provider of credit enhancement or liquidity to any Conduit Investor, (h) on a confidential basis, to auditors or legal or other professional advisors of any party hereto or (i) to any Person to the extent such Committed Note Purchaser or Conduit Investor reasonably determines such disclosure is necessary or appropriate in connection with the enforcement or for the defense of the rights and remedies under the Class A Notes, the Indenture or any other Related Document.

“Confidential Information” means information that ZVF or the Administrator furnishes to a Committed Note Purchaser, a Conduit Investor or a Funding Agent in connection with or related to the transactions contemplated by the Related Documents or otherwise pursuant to the terms thereof, but does not include (i) any such information that is or becomes generally available to the public other than as a result of a disclosure by a Committed Note Purchaser, a Conduit Investor or a Funding Agent or other Person to which a Committed Note Purchaser, a Conduit Investor or a Funding Agent, directly or indirectly, delivered such information, (ii) any such information that was in the possession of a Committed Note Purchaser, a Conduit Investor or a Funding Agent or other source prior to its being furnished to such Committed Note Purchaser, Conduit Investor or Funding Agent by ZVF or the Administrator, or (iii) that is or becomes available to a Committed Note Purchaser, a Conduit Investor or a Funding Agent from a source other than ZVF or the Administrator or any of their respective agents, provided that, with respect to clause (ii) and this clause (iii), such source is not (1) known to a Committed Note Purchaser or a Conduit Investor to be bound by a confidentiality agreement with ZVF or the Administrator, as the case may be, or (2) known to a Committed Note Purchaser or a Conduit Investor to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

SECTION 9.12 Governing Law. THIS AGREEMENT AND ALL MATTERS ARISING UNDER OR IN ANY MANNER RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

SECTION 9.13 Jurisdiction. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY OF THE PARTIES HEREUNDER WITH RESPECT TO THIS CLASS A NOTE PURCHASE AGREEMENT MAY BE BROUGHT IN ANY STATE OR (TO THE EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS CLASS A NOTE PURCHASE AGREEMENT, EACH PARTY HEREUNDER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS CLASS A NOTE PURCHASE AGREEMENT.

SECTION 9.14 Waiver of Jury Trial. ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CLASS A NOTE PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN

CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS CLASS A NOTE PURCHASE AGREEMENT.

SECTION 9.15 Counterparts. This Agreement may be executed in any number of counterparts (which may include facsimile) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

SECTION 9.16 Additional Investor Groups. Unless an Amortization Event or a Potential Amortization Event, in each case with respect to the Series 2010-1 Notes, shall have occurred and be continuing, ZVF may, with the consent of each Funding Agent and the Administrative Agent, cause an Additional Investor Group and its related Funding Agent, Conduit Purchasers, if any, and Committed Note Purchasers to become parties to this Agreement to increase the Class A Maximum Principal Amount by complying with the provisions of this Section 9.16 and Sections 2.1 and 5.1 of the Series 2010-1 Supplement. ZVF shall give the Administrative Agent and each Funding Agent the name of the Funding Agent, the Conduit Investors, if any, and the Committed Note Purchasers which are members of such proposed Additional Investor Group, the Maximum Investor Group Principal Amount with respect to such Additional Investor Group, the related Conduit Committed Note Purchaser’s Conduit Committed Note Purchaser Percentage and the desired effective date of such proposed Additional Investor Group becoming a party to this Agreement. Each Additional Investor Group shall, upon the execution of an Addendum by such Additional Investor Group, the Administrative Agent and ZVF, become a party to this Agreement from and after the date of such execution with the same effect as if such Additional Investor Group had been an original party hereunder and the Administrative Agent shall amend Schedule I hereto in accordance with the information provided in the notice described above.

SECTION 9.17 Assignment. (a) Any Committed Note Purchaser may at any time sell or assign all or any part of its rights and obligations under this Agreement and the Class A Notes, with the prior written consent of ZVF, which consent shall not be unreasonably withheld, to one or more financial institutions or other entities (an “Acquiring Committed Note Purchaser”) pursuant to an assignment and assumption agreement, substantially in the form of Exhibit B (the “Assignment and Assumption Agreement”), executed by such Acquiring Committed Note Purchaser, such assigning Committed Note Purchaser, the Funding Agent with respect to such Committed Note Purchaser and ZVF and delivered to the Administrative Agent; provided that the consent of ZVF to any such assignment shall not be required (i) after the occurrence and during the continuance of an Amortization Event with respect to the Series 2010-1 Notes, (ii) if such Acquiring Committed Note Purchaser is an Affiliate of such assigning Committed Note Purchaser or (iii) if such sale or assignment is being made to the Class B Noteholders pursuant to Article IV of the Series 2010-1 Supplement.

(b) Without limiting the foregoing, each Conduit Investor may assign all or a portion of the Investor Group Principal Amount with respect to such Conduit Investor and its rights and obligations under this Agreement and any other Related Documents to which it is a party (or otherwise to which it has rights) to a Conduit Assignee with respect to such Conduit Investor without the prior written consent of ZVF. Upon such assignment by a Conduit Investor to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor, (ii) the related administrative or managing agent for such Conduit Assignee will act as the Funding Agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Related Documents, (iii) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties, in each case relating to the Class A Commercial Paper and/or the Class A Notes, shall have the benefit of all the rights and protections provided to such Conduit Investor herein and in the other Related Documents (including, without limitation, any limitation on recourse against such Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all of such Conduit Investor’s obligations, if any, hereunder or under the Base Indenture or under any other Related Document with respect to such portion of the Investor Group Principal Amount and such Conduit Investor shall be released from such obligations, (v) all distributions in respect of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor shall be made to the applicable Funding Agent on behalf of such Conduit Assignee, (vi) the definition of the term “CP Rate” with respect to the portion of the Investor Group Principal Amount with respect to such Conduit Investor, as applicable funded with commercial paper issued by such Conduit Assignee from time to time shall be determined in the manner set forth in the definition of “CP Rate” applicable to such Conduit Assignee on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than any other Conduit Investor), (vii) the defined terms and other terms and provisions of this Agreement and the other Related Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Funding Agent with respect to such Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Funding Agent may reasonably request to evidence and give effect to the foregoing. No assignment by any Conduit Investor to a Conduit Assignee of all or any portion of the Investor Group Principal Amount with respect to such Conduit Investor shall in any way diminish the obligation of the Committed Note Purchasers in the same Investor Group as such Conduit Investor under Section 2.03 to fund any Increase not funded by such Conduit Investor or such Conduit Assignee.

(c) Any Conduit Investor and the Committed Note Purchaser with respect to such Conduit Investor may at any time sell all or any part of their respective rights and obligations under this Agreement and the Class A Notes, with the prior written consent of ZVF, which consent shall not be unreasonably withheld, to a multi-seller commercial paper conduit, whose commercial paper has ratings of at least “A-2” from S&P and “P2” from Moody’s and one or more financial institutions providing support to such multi-seller commercial paper conduit (an “Acquiring Investor Group”) pursuant to a transfer supplement, substantially in the form of Exhibit C (the “Investor Group

Supplement”), executed by such Acquiring Investor Group, the Funding Agent with respect to such Acquiring Investor Group (including the Conduit Investor and the Committed Note Purchasers with respect to such Investor Group), such assigning Conduit Investor and the Committed Note Purchasers with respect to such Conduit Investor, the Funding Agent with respect to such assigning Conduit Investor and Committed Note Purchasers and ZVF and delivered to the Administrative Agent; provided that the consent of ZVF to any such assignment shall not be required after the occurrence and during the continuance of an Amortization Event with respect to the Series 2010-1 Notes; provided further that it shall not be considered unreasonable for ZVF to withhold its consent to an assignment to a potential Acquiring Investor Group that has ratings of at least “A-2” from S&P and “P2” by Moody’s, but does not have ratings of at least “A-1” from S&P or “P1” by Moody’s if such assignment will result in a material increase in ZVF’s costs of financing with respect to the applicable Class A Notes.

(d) Any Committed Note Purchaser may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities (“Participants”) participations in its Conduit Committed Note Purchaser Percentage of the Maximum Investor Group Principal Amount with respect to it and the other Committed Note Purchasers included in the related Investor Group, its Class A Note and its rights hereunder (or, in each case, a portion thereof) pursuant to documentation in form and substance satisfactory to such Committed Note Purchaser and the Participant; provided, however, that (i) in the event of any such sale by a Committed Note Purchaser to a Participant, (A) such Committed Note Purchaser’s obligations under this Agreement shall remain unchanged, (B) such Committed Note Purchaser shall remain solely responsible for the performance thereof and (C) ZVF and the Administrative Agent shall continue to deal solely and directly with such Committed Note Purchaser in connection with its rights and obligations under this Agreement and (ii) no Committed Note Purchaser shall sell any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement, the Base Indenture, the Series 2010-1 Supplement or any Related Document, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all Committed Note Purchasers hereunder. A Participant shall have the right to receive reimbursement for amounts due pursuant to Sections 3.05, 3.06, 3.07 and 3.08 but only to the extent that the related selling Committed Note Purchaser would have had such right absent the sale of the related participation and, with respect to amounts due pursuant to Section 3.08, only to the extent such Participant shall have complied with the provisions of Section 3.08 as if such Participant were a Committed Note Purchaser.

(e) ZVF authorizes each Committed Note Purchaser to disclose to any Participant or Acquiring Committed Note Purchaser (each, a “Transferee”) and any prospective Transferee any and all information in such Committed Note Purchaser’s possession concerning ZVF, the Collateral, the Lessee and the Related Documents which has been delivered to such Committed Note Purchaser by ZVF or the Administrator in connection with such Committed Note Purchaser’s credit evaluation of ZVF, the Collateral and the Lessee; provided that each prospective Transferee shall agree to be bound by the provisions of Section 9.11 of this Agreement prior to the receipt of such information.

(f) No direct or indirect assignment, participation, pledge, hypothecation, rehypothecation, exchange or other disposition or transfer of any Class A Note (each a “Transfer”) shall be made unless (i) the transferor notifies the Registrar and ZVF in writing of its intention to make such Transfer and (ii) such notice (1) identifies the transferee, (2) contains a transfer certificate executed by the transferee substantially in the form of Exhibit I-1 to the Series 2010-1 Supplement, (3) contains any other information reasonably requested by the Registrar or ZVF and (4) is delivered to the Registrar and ZVF. Notwithstanding anything herein to the contrary, no Transfer of a Class A Note shall be permitted if such transfer would result in there being collectively more than twenty-five (25) beneficial holders of Class A Notes. Any purported Transfers of a Class A Note to a transferee which does not comply with the requirements of this paragraph shall be null and void ab initio.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

ZIPCAR VEHICLE FINANCING LLC

By:		/s/ Edward Goldfinger

	Name:	Edward Goldfinger
	Title:	Treasurer

Address:	25 First Street
4th Floor,
Cambridge, MA 02141

Attention:	Maria Stahl
Telephone:	(617) 995-4231
Facsimile:	(617) 995-4300

[CLASS A NOTE PURCHASE AGREEMENT]

ZIPCAR, INC.

By:		/s/ Edward Goldfinger

	Name:	Edward Goldfinger
	Title:	CFO

Address:	25 First Street
4th Floor,
Cambridge, MA 02141

Attention:	Edward Goldfinger
Telephone:	(617) 995-4231
Facsimile:	(617) 995-4300

[CLASS A NOTE PURCHASE AGREEMENT]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as the Administrative Agent

By:	/s/ Sam Pilcer

Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Richard McBride

Name:	Richard McBride
Title:	Director

Address:	1301 Avenue of the Americas
New York, New York 10019-6022

Attention:	Tina Kourmpetis
Telephone:	(212) 261-7814
Facsimile:	(212) 459-3258

With electronic copy to conduitsec@ca-cib.com; conduit.funding@ca-cib.com

[CLASS A NOTE PURCHASE AGREEMENT]

SCHEDULE I

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Investor

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as a Conduit Committed Note Purchaser

Commitment Percentage: 100%

Conduit Committed Note Purchaser Percentage: 100%

Maximum Investor Group Principal Amount: $50,000,000

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as a Funding Agent and a Committed Note Purchaser, for ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Investor

[CLASS A NOTE PURCHASE AGREEMENT]

EXHIBIT A

TO

CLASS A NOTE PURCHASE AGREEMENT

FORM OF ADVANCE REQUEST

ZIPCAR VEHICLE FINANCING LLC

SERIES 2010-1 VARIABLE FUNDING CAR SHARING

ASSET BACKED NOTES

To: Addressees on Schedule I hereto

Ladies and Gentlemen:

This Advance Request is delivered to you pursuant to Section 2.03(a) of that certain Class A Note Purchase Agreement , dated as of May 24, 2010 (as amended, supplemented, restated or otherwise modified from time to time, the “Class A Note Purchase Agreement”) among Zipcar Vehicle Financing LLC, the Conduit Investors, the Committed Note Purchasers, and the Funding Agents named therein, Zipcar, Inc., as Administrator, Lessee and Servicer and Credit Agricole Corporate and Investment Bank New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”).

Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under Section 1.01 of the Class A Note Purchase Agreement, and if not defined therein, shall have the meaning assigned thereto under Schedule I of the Base Indenture.

The undersigned hereby requests that an Advance be made in the aggregate principal amount of $___________ on ____________, 20___. The undersigned hereby acknowledges that any Advance that is not funded at the CP Rate by a Conduit Investor or otherwise shall be a Eurodollar Advance and the related Eurodollar Interest Period shall commence on the date of such Eurodollar Advance and end on the next Payment Date.

The undersigned hereby certifies that (i) the Aggregate Asset Amount as of the date hereof is an amount equal to $______________ and (ii) the Series 2010-1 Enhancement Amount as of the date hereof is an amount equal to $                    . In addition, the undersigned hereby certifies as to the amounts set forth on Schedule II hereto as of the date of, and after giving effect to, the Advance requested hereby.

The undersigned hereby acknowledges that the delivery of this Advance Request and the acceptance by undersigned of the proceeds of the Advance requested hereby constitute a representation and warranty by the undersigned that, on the date of such Advance, and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in Section 7.03 of the Class A Note Purchase Agreement and Section 2.1(b) of the Series 2010-1 Supplement shall have been satisfied.

The undersigned agrees that if prior to the time of the Advance requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify both you and each Committed Note Purchaser and each Conduit Investor, if any, in your Investor Group. Except to the extent, if any, that prior to the time of the Advance requested hereby you and each Committed Note Purchaser and each Conduit Investor, if any, in your Investor Group, shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advance as if then made.

Please wire transfer the proceeds of the Advance to the following account pursuant to the following instructions:

Series 2010-1 Pre-Funding Account

Bank:	Deutsche Bank Trust Company Americas
Beneficiary:	Trust and Securities Services
ABA#	021-001-033
Account#	01419647
Attn:	FBU/ Rosemary Cabrera

The undersigned has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ____ day of __________, 20___.

ZIPCAR VEHICLE FINANCING LLC

By:
Title:

SCHEDULE I

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

Address:	60 Wall Street, 26th Floor, Mail Stop NYC60-2606
New York, NY 10005

Attention:	Alternative and Structured Finance Services
Telephone:	(212) 250-2946
Facsimile:	(212) 553-2460

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK

BRANCH, as Administrative Agent

Address:	1301 Avenue of the Americas
New York, New York 10019-6022

Attention:	Tina Kourmpetis
Telephone:	(212) 261-7814
Facsimile:	(212) 459-3258

With electronic copies to: conduitsec@ca-cib.com; conduit.funding@ca-cib.com

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK

BRANCH, as a Funding Agent and a Committed Note Purchaser, for ATLANTIC ASSET

SECURITIZATION LLC, as a Conduit Investor

Address:	1301 Avenue of the Americas
New York, New York 10019-6022

Attention:	Tina Kourmpetis
Telephone:	(212) 261-7814
Facsimile:	(212) 459-3258

With electronic copies to: conduitsec@ca-cib.com; conduit.funding@ca-cib.com

SCHEDULE II

[Attached]

EXHIBIT B

TO

CLASS A NOTE PURCHASE AGREEMENT

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [            ], among [            ] (the “Transferor”), each purchaser listed as an Acquiring Committed Note Purchaser on the signature pages hereof (each, an “Acquiring Committed Note Purchaser”), the Funding Agent with respect to such Acquiring Committed Note Purchaser listed in the signature pages hereof (each, a “Funding Agent”), and Zipcar Vehicle Financing LLC, a Delaware limited liability company (the “Company”).

W I T N E S S E T H:

WHEREAS, this Assignment and Assumption Agreement is being executed and delivered in accordance with subsection 9.17(a) of the Class A Note Purchase Agreement , dated as of May 24, 2010 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Class A Note Purchase Agreement”; terms defined therein being used herein as therein defined), among the Company, the Conduit Investors, the Committed Note Purchasers, and the Funding Agents named therein, Zipcar, Inc., as Administrator, Lessee and Servicer, and Credit Agricole Corporate and Investment Bank New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”);

WHEREAS, each Acquiring Committed Note Purchaser (if it is not already an existing Committed Note Purchaser) wishes to become a Committed Note Purchaser party to the Class A Note Purchase Agreement ; and

WHEREAS, the Transferor is selling and assigning to each Acquiring Committed Note Purchaser, its rights, obligations and commitments under the Class A Note Purchase Agreement and the Class A Notes;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Assignment and Assumption Agreement by each Acquiring Committed Note Purchaser, each Funding Agent, the Transferor and the Company (the date of such execution and delivery, the “Transfer Issuance Date”), each Acquiring Committed Note Purchaser shall be a Committed Note Purchaser party to the Class A Note Purchase Agreement for all purposes thereof.

The Transferor acknowledges receipt from each Acquiring Committed Note Purchaser of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring Committed Note Purchaser (the “Purchase Price”), of the portion being purchased by such Acquiring Committed Note Purchaser (such Acquiring Committed Note Purchaser’s

“Purchased Percentage”) of the Transferor’s Commitment under the Class A Note Purchase Agreement and the Transferor’s Investor Group Principal Amount. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring Committed Note Purchaser, without recourse, representation or warranty, and each Acquiring Committed Note Purchaser hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring Committed Note Purchaser’s Purchased Percentage of the Transferor’s Commitment under the Class A Note Purchase Agreement and the Transferor’s Investor Group Principal Amount.

The Transferor has made arrangements with each Acquiring Committed Note Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor to such Acquiring Committed Note Purchaser of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor pursuant to Section 3.02 of the Class A Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Committed Note Purchaser to the Transferor of Fees received by such Acquiring Committed Note Purchaser pursuant to the Series 2010-1 Supplement from and after the Transfer Issuance Date].

From and after the Transfer Issuance Date, amounts that would otherwise by payable to or for the account of the Transferor pursuant to the Series 2010-1 Supplement or the Class A Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor and the Acquiring Committed Note Purchasers, as the case may be, in accordance with their respective interests as reflected in this Assignment and Assumption Agreement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Assignment and Assumption Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment and Assumption Agreement.

By executing and delivering this Assignment and Assumption Agreement, the Transferor and each Acquiring Committed Note Purchaser confirm to and agree with each other and the Committed Note Purchasers as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2010-1 Supplement, the Class A Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Class A Notes, the Related Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of the Company’s obligations under the Indenture, the Related Documents or any other instrument or document furnished pursuant hereto; (iii) each Acquiring Committed Note Purchaser confirms that it has received a copy of the Indenture, the Class A Note Purchase Agreement and such other Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iv) each Acquiring Committed Note Purchaser will, independently and without reliance upon the Administrative Agent, the Transferor or any other Investor Group and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Class A Note Purchase Agreement ; (v) each Acquiring Committed Note Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Class A Note Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Class A Note Purchase Agreement ; (vi) each Acquiring Committed Note Purchaser appoints and authorizes a Funding Agent to take such action as agent on its behalf and to exercise such powers under the Class A Note Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Class A Note Purchase Agreement, (vii) each Acquiring Committed Note Purchaser agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Class A Note Purchase Agreement are required to be performed by it as an Acquiring Committed Note Purchaser and (viii) the Acquiring Committed Note Purchaser hereby represents and warrants to ZVF and the Administrator that the representations and warranties contained in Section 6.03 of the Class A Note Purchase Agreement are true and correct with respect to the Acquiring Committed Note Purchaser on and as of the date hereof and the Acquiring Committed Note Purchaser shall be deemed to have made such representations and warranties contained in Section 6.03 of the Class A Note Purchase Agreement on and as of the date hereof.

Schedule I hereto sets forth the revised Commitment Percentages of the Transferor and each Acquiring Committed Note Purchaser as well as administrative information with respect to each Acquiring Committed Note Purchaser and its Funding Agent.

This Assignment and Assumption Agreement and all matters arising under or in any manner relating to this Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

[ ], as Transferor

By:
Title:

By:
Title:

[ ], as Acquiring Committed Note Purchaser

By:
Title:

[ ], as Funding Agent

By:
Title:

[CONSENTED AND ACKNOWLEDGED:

ZIPCAR VEHICLE FINANCING LLC

By:
Title:	]

SCHEDULE I

LIST OF ADDRESSES FOR NOTICES

AND OF COMMITMENT PERCENTAGES

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK

BRANCH, as Administrative Agent

Address:	1301 Avenue of the Americas
New York, New York 10019-6022

Attention:	Tina Kourmpetis
Telephone:	(212) 261-7814
Facsimile:	(212) 459-3258

[TRANSFEROR]

Address:	[ ]
Attention: [ ]
Telephone: [ ]
Facsimile: [ ]

Prior Commitment Percentage:	[ ]

Revised Commitment Percentage:	[ ]

Prior Investor Group Principal Amount:	[ ]

Revised Investor Group Principal Amount:	[ ]

[TRANSFEROR FUNDING AGENT]

Address:	[ ]
Attention: [ ]
Telephone: [ ]
Facsimile: [ ]

[ACQUIRING COMMITTED NOTE PURCHASER]

Address:	[ ]
Attention: [ ]
Telephone: [ ]
Facsimile: [ ]

Prior Commitment Percentage:	[ ]

Revised Commitment Percentage:	[ ]

Prior Investor Group Principal Amount:	[ ]

Revised Investor Group Principal Amount:	[ ]

Type of Committed Note Purchaser:	[Conduit Committed Note Purchaser]
[Non-Conduit Committed Note Purchaser]

[ACQUIRING COMMITTED NOTE PURCHASER FUNDING AGENT]

Address:	[ ]
Attention: [ ]
Telephone: [ ]
Facsimile: [ ]

EXHIBIT C

TO

CLASS A NOTE PURCHASE AGREEMENT

FORM OF INVESTOR GROUP SUPPLEMENT

INVESTOR GROUP SUPPLEMENT, dated as of [ ], among (i) [ ] (the “Transferor Investor Group”), (ii) [ ] (the “Acquiring Investor Group”), (iii) the Funding Agent with respect to the Acquiring Investor Group listed in the signature pages hereof (each, a “Funding Agent”), and (iv) Zipcar Vehicle Financing LLC, a Delaware limited liability company (the “Company”).

W I T N E S S E T H:

WHEREAS, this Investor Group Supplement is being executed and delivered in accordance with subsection 9.17(c) of the Class A Note Purchase Agreement, dated as of May 24, 2010 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Class A Note Purchase Agreement”; terms defined therein being used herein as therein defined), among the Company, the Conduit Investors, the Committed Note Purchasers, the Funding Agents named therein, Zipcar, Inc., as Administrator, Lessee and Servicer, and Credit Agricole Corporate and Investment Bank, as Administrative Agent (in such capacity, the “Administrative Agent”);

WHEREAS, the Acquiring Investor Group wishes to become a Conduit Investor and a Committed Note Purchaser with respect to such Conduit Investor under the Class A Note Purchase Agreement; and

WHEREAS, the Transferor Investor Group is selling and assigning to the Acquiring Investor Group its respective rights, obligations and commitments under the Class A Note Purchase Agreement and the Class A Notes with respect to the percentage of its total commitment specified on Schedule I attached hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Investor Group Supplement by the Acquiring Investor Group, each Funding Agent with respect thereto, the Transferor Investor Group and the Company (the date of such execution and delivery, the “Transfer Issuance Date”), [the Conduit Investor and] the Committed Note Purchasers with respect to the Acquiring Investor Group shall be parties to the Class A Note Purchase Agreement for all purposes thereof.

The Transferor Investor Group acknowledges receipt from the Acquiring Investor Group of an amount equal to the purchase price, as agreed between the Transferor Investor Group and the Acquiring Investor Group (the “Purchase Price”), of the portion being purchased by the Acquiring Investor Group (the Acquiring Investor Group’s “Purchased Percentage”) of

the Commitment Amount with respect to the Committed Note Purchasers included in the Transferor Investor Group under the Class A Note Purchase Agreement and the Transferor Investor Group’s Investor Group Principal Amount. The Transferor Investor Group hereby irrevocably sells, assigns and transfers to the Acquiring Investor Group, without recourse, representation or warranty, and the Acquiring Investor Group hereby irrevocably purchases, takes and assumes from the Transferor Investor Group, the Acquiring Investor Group’s Purchased Percentage of the Commitment with respect to the Committed Note Purchasers included in the Transferor Investor Group under the Class A Note Purchase Agreement and the Transferor Investor Group’s Investor Group Principal Amount.

The Transferor Investor Group has made arrangements with the Acquiring Investor Group with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Investor Group to such Acquiring Investor Group of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor Investor Group pursuant to Section 3.02 of the Class A Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Investor Group to the Transferor Investor Group of Fees received by such Acquiring Investor Group pursuant to the Series 2010-1 Supplement from and after the Transfer Issuance Date].

From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor Investor Group pursuant to the Series 2010-1 Supplement or the Class A Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor Investor Group and the Acquiring Investor Group, as the case may be, in accordance with their respective interests as reflected in this Investor Group Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Investor Group Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Investor Group Supplement.

By executing and delivering this Investor Group Supplement, the Transferor Investor Group and the Acquiring Investor Group confirm to and agree with each other as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2010-1 Supplement, the Class A Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Class A Notes, the Related Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of the Company’s obligations under the Indenture, the Class A Note Purchase Agreement, the Related Documents or any other instrument or document furnished pursuant hereto; (iii) the Acquiring Investor Group confirms that it has received a copy of the Indenture, the Class A Note

Purchase Agreement and such other Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Investor Group Supplement; (iv) the Acquiring Investor Group will, independently and without reliance upon the Administrative Agent, the Transferor Investor Group or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Class A Note Purchase Agreement; (v) the Acquiring Investor Group appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Class A Note Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Class A Note Purchase Agreement; (vi) each member of the Acquiring Investor Group appoints and authorizes its respective Funding Agent, listed on Schedule I hereto, to take such action as agent on its behalf and to exercise such powers under the Class A Note Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Class A Note Purchase Agreement, (vii) each member of the Acquiring Investor Group agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Class A Note Purchase Agreement are required to be performed by it as a member of the Acquiring Investor Group and (viii) each member of the Acquiring Investor Group hereby represents and warrants to ZVF and the Administrator that the representations and warranties contained in Section 6.03 of the Class A Note Purchase Agreement are true and correct with respect to the Acquiring Investor Group on and as of the date hereof and the Acquiring Investor Group shall be deemed to have made such representations and warranties contained in Section 6.03 of the Class A Note Purchase Agreement on and as of the date hereof.

Schedule I hereto sets forth the revised Commitment Percentages of the Transferor Investor Group and the Acquiring Investor Group, as well as administrative information with respect to the Acquiring Investor Group and its Funding Agent.

This Investor Group Supplement and all matters arising under or in any manner relating to this Investor Group Supplement shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

IN WITNESS WHEREOF, the parties hereto have caused this Investor Group Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[ ], as Transferor Investor Group

By:
Title:

[ ], as Transferor Investor Group

By:
Title:

[ ], as Acquiring Investor Group

By:
Title:

[ ], as Acquiring Investor Group

By:
Title:

[ ], as Funding Agent

By:
Title:

[CONSENTED AND ACKNOWLEDGED:

ZIPCAR VEHICLE FINANCING LLC

By:
Title:	]

SCHEDULE I

LIST OF ADDRESSES FOR NOTICES

AND OF COMMITMENT PERCENTAGES

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK

BRANCH, as Administrative Agent

Address:	1301 Avenue of the Americas
New York, New York 10019-6022

Attention:	Tina Kourmpetis
Telephone:	(212) 261-7814
Facsimile:	(212) 459-3258

[TRANSFEROR]

Address:	[ ]
Attention: [ ]
Telephone: [ ]
Facsimile: [ ]

Prior Commitment Percentage:	[ ]

Revised Commitment Percentage:	[ ]

Prior Investor Group Principal Amount:	[ ]

Revised Investor Group Principal Amount:	[ ]

[TRANSFEROR FUNDING AGENT]

Address:	[ ]
Attention: [ ]
Telephone: [ ]
Facsimile: [ ]

[ACQUIRING INVESTOR GROUP]

Address:	[ ]
Attention: [ ]
Telephone: [ ]
Facsimile: [ ]

Prior Commitment Percentage:	[ ]

Revised Commitment Percentage:	[ ]

Prior Investor Group Principal Amount:	[ ]

Revised Investor Group Principal Amount:	[ ]

Type of Committed Note Purchaser:	[Conduit Committed Note Purchaser]
[Non-Conduit Committed Note Purchaser]

Method for calculating CP Rate:	[pursuant to clause (i) of the definition thereof]
[____________________________]

[ACQUIRING INVESTOR FUNDING AGENT]

Address:	[ ]
Attention: [ ]
Telephone: [ ]
Facsimile: [ ]

EXHIBIT D

TO

CLASS A NOTE PURCHASE AGREEMENT

ADDENDUM TO AGREEMENT

Each of the undersigned:

(i) confirms that it has received a copy of the Class A Note Purchase Agreement, dated as of May 24, 2010 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Class A Note Purchase Agreement”; terms defined therein being used herein as therein defined), among ZVF, the Conduit Investors, the Committed Note Purchasers, and the Funding Agents named therein, Zipcar, Inc., as Administrator, Lessee and Servicer, and Credit Agricole Corporate and Investment Bank, as Administrative Agent (in such capacity, the “Administrative Agent”) and such other agreements, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Addendum;

(ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Class A Note Purchaser Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;

(iii) agrees to all of the provisions of the Class A Note Purchase Agreement;

(iv) agrees that the related Maximum Investor Group Principal Amount is $_________________ (including any portion of the Maximum Investor Group Principal Amount of such Investor Group acquired pursuant to an assignment to such Investor Group as an Acquiring Investor Group) and the related Committed Note Purchaser’s Committed Note Purchaser Percentage is ___ percent (__%);

(v) [agrees that the CP Rate applicable to the Conduit Investor shall be calculated [pursuant to clause (i) of the definition thereof] [                                ];]

(vi) designates ___________ as the Funding Agent for itself, and such Funding Agent hereby accepts such appointment;

(vii) becomes a party to the Class A Note Purchase Agreement and a Conduit Investor, Committed Note Purchaser or Funding Agent, as the case may be, thereunder with the same effect as if the undersigned were an original signatory to the Class A Note Purchase Agreement; and

(viii) each member of the Additional Investor Group hereby represents and warrants that the representations and warranties contained in Section 6.03 of the Class A Note Purchase Agreement are true and correct with respect to the Additional Investor Group on and as of the date hereof and the Additional Investor Group shall be deemed to have made such representations and warranties contained in Section 6.03 of the Class A Note Purchase Agreement on and as of the date hereof. The notice address for each member of the Additional Investor Group is as follows:

[INSERT CONTACT INFORMATION FOR EACH ENTITY]

This Addendum shall be effective when a counterpart hereof, signed by the undersigned, ZVF and the Administrative Agent has been delivered to the parties hereto.

This Addendum shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned have caused this Addendum to be duly executed and delivered by its duly authorized officer or agent as of this ____ day of __________, 20__.

[NAME OF ADDITIONAL FUNDING AGENT], as Funding Agent

By:
Name:
Title:

[[NAME OF ADDITIONAL CONDUIT PURCHASER], as Conduit Investor

By:
Name:
Title:

[NAME OF ADDITIONAL COMMITTED PURCHASER], as [Conduit] [Non-Conduit] Committed Note Purchaser

By:
Name:
Title:

Acknowledged and Agreed to as of the date first above written:

ZIPCAR VEHICLE FINANCING LLC

By:
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

EXHIBIT E

TO

CLASS A NOTE PURCHASE AGREEMENT

FORM OF CONDUIT INVESTOR AND COMMITTED NOTE PURCHASER

TAX CERTIFICATE

[Date]

Re:	Zipcar Vehicle Financing LLC Series 2010-1 Variable Funding Car Sharing Asset Backed Notes, Class A (the “Class A Notes”)

Reference is hereby made to the Base Indenture (the “Base Indenture”), dated as of May 24, 2010, between Zipcar Vehicle Financing LLC, a special purpose limited liability company established under the laws of Delaware (the “Issuer”) and Deutsche Bank Trust Company Americas, a New York banking corporation (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Base Indenture and, if not defined therein, shall have the meanings assigned to them in the Series 2010-1 Supplement (defined below).

This letter relates to the issuance by the Issuer to ______________________ (the “Initial Noteholders”) of a beneficial ownership interest in U.S. $[            ] aggregate principal amount of the Class A Notes issued under the Series 2010-1 Supplement to the Base Indenture, dated as of May 24 2010 (“Series 2010-1 Supplement”) by and among the Issuer, the Trustee and Deutsche Bank Trust Company Americas, as securities intermediary.

In connection with such issuance, and in respect of such Class A Notes, each of the Initial Noteholders hereby represents, warrants and covenants for the benefit of the Issuer and the Trustee that:

It shall timely furnish the Issuer or its agents any U.S. federal income tax form or certification (such as IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or any successors to such IRS form) that the Issuer or its agents may reasonably request and shall update or replace such form or certification in accordance with its terms or its subsequent amendments. It agrees to provide any certification or information that is reasonably requested by the Issuer (a) to permit the Issuer to make payments to it without, or at a reduced rate of, withholding, (b) to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets, or (c) to enable the Issuer or its agents to satisfy reporting and other obligations in respect of the Class A Notes under the Code and Treasury Regulations.

It agrees to treat the Class A Notes as debt for all U.S. federal income tax purposes and shall take no action inconsistent with such treatment unless required by law.

It agrees to comply with the following provisions:

(a) It will not (A) acquire, sell, transfer, assign, pledge or otherwise dispose of any of its Class A Notes (or any interest therein that is described in Treasury Regulations Section 1.7704-1(a)(2)(i)(B)) on or through (x) a United States national, regional or local securities exchange, (y) a foreign securities exchange or (z) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers (including, without limitation, the National Association of Securities Dealers Automated Quotation System) ((x), (y) and (z), collectively, an “Exchange”) or (B) cause any of its Class A Notes or any interest therein to be marketed on or through an Exchange.

(b) It will not enter into any financial instrument payments on which, or the value of which, is determined in whole or in part by reference to the Class A Notes, or the Issuer (including the amount of Issuer distributions or interest on the Class A Notes, the value of the Issuer’s assets, or the result of the Issuer’s operations), or any contract that otherwise is described in Treasury Regulations Section 1.7704-1(a)(2)(i)(B), without the consent of a majority of the Class A Noteholders.

(c) If it is a partnership, grantor trust or S corporation, less than 50% of the value of any person’s interest in such partnership, grantor trust or S corporation is attributable to such Initial Noteholder’s interest in the Issuer.

(d) It agrees that it may not directly or indirectly assign, participate, pledge, hypothecate, rehypothecate, exchange or otherwise dispose of or transfer in any manner (each a “Transfer”) its interest in the Class A Notes unless the transferee delivers a transfer certificate to the Registrar and the Issuer in the form of Exhibit [I] of the Series 2010-1 Supplement. Any purported Transfer that does not satisfy the above mentioned conditions shall be null, void and of no effect.

(e) It agrees that the Issuer is required to monitor all transfers of Class A Notes so that the aggregate number of Holders of the Class A Notes is limited to 25 or fewer beneficial holders. In monitoring such transfers, the Issuer will rely solely and exclusively (without any duty to make further inquiry, including without any duty to inquire whether a Holder holds Class A Notes for the account of one or more other persons) on (i) information provided to it on the Series 2010-1 Closing Date with respect to the number of Holders on the Series 2010-1 Closing Date and (ii) any transfer certificates received by the Issuer subsequent to the Series 2010-1 Closing Date.

(f) Any transfer that would cause the Issuer to be unable to rely on the “private placement” safe harbor of Treasury Regulations Section 1.7704-1(h) will be void and of no force or effect unless the Issuer has received an Opinion of Counsel that notwithstanding such transfer the Issuer will be treated as a partnership or disregarded entity and not as an entity taxable as a corporation for U.S. federal income tax purposes.

(g) It represents that it is not part of any arrangement a principal purpose of which is to cause the interests in the Issuer to be treated as owned by 100 persons or less within the meaning of Treasury Regulations Section 1.7704-1(h).

Each of the Initial Noteholders understands that the representations, warranties and covenants contained in paragraphs (a) through (g) above are intended to permit the Issuer to rely, if necessary, on the “private placement” safe harbor from classification as a publicly traded partnership in Treasury Regulations Section 1.7704-1(h).

Its taxpayer identification number is ________________.

Its fiscal year for federal income tax purposes ends in ____________.

The date of issuance is _______________.

Its address for notices is:_____________________.

Each of the Initial Noteholders agrees that it and the transferee will be required to reimburse the Issuer for any costs incurred by the Issuer in connection with any transfer.

Each of the Initial Noteholders acknowledges that the Issuer, the Trustee, and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that, if any of the acknowledgements, representations or warranties made or deemed to have been made by it in connection with its purchase of the Class A Notes are no longer accurate, it will promptly notify the Issuer and the Trustee.

IN WITNESS WHEREOF, I have executed this Initial Noteholder certificate as of the date first written above.

[ ]
[ ]

EXHIBIT F

TO

CLASS A NOTE PURCHASE AGREEMENT

QUARTERLY FLEET REPORT

CONFIDENTIAL

QUARTERLY FLEET REPORT

ZIPCAR VEHICLE FINANCING, LLC

VARIABLE FUNDING CAR SHARING ASSET BACKED NOTES

SERIES 2010-1

Reporting Date June 25, 2010

As of May-31

I.	US MODEL YEAR ACQUISITION BY MANUFACTURER

	2011				2010
Manufacturer	Number of Vehicles		Fleet Mix		Number of Vehicles		Fleet Mix
BMW/Mini	[	]	[	]%	[	]	[	]%
Daimler/Smart	[	]	[	]%	[	]	[	]%
Fiat/Alfa Romeo	[	]	[	]%	[	]	[	]%
Ford	[	]	[	]%	[	]	[	]%
Honda/Acura	[	]	[	]%	[	]	[	]%
Hyundai / Kia	[	]	[	]%	[	]	[	]%
Mazda	[	]	[	]%	[	]	[	]%
Nissan/Infiniti	[	]	[	]%	[	]	[	]%
Subaru	[	]	[	]%	[	]	[	]%
Toyota/Scion/Lexus	[	]	[	]%	[	]	[	]%
Volkswagen	[	]	[	]%	[	]	[	]%
Volvo	[	]	[	]%	[	]	[	]%
Total Acquisitions	[	]	[	]%	[	]	[	]%

II.	US FLEET DEPRECIATION EXPENSE

	2011		2010
Fleet Capitalized Cost ($)	[	]	[	]
Number of Vehicles	[	]	[	]
Average Capitalized Cost ($)	[	]	[	]
Average Monthly Depreciation per Vehicle ($)	[	]	[	]
Monthly Depreciation as a % of Avg. Capitalized Cost	[	]%	[	]%

III.	US FLEET STATUS REPORT AND FLEET DISPOSITION HISTORY BY SALE YEAR

Sale Year	Total Capitalized Cost		Capitalized Cost as Percent of Total Vehicles		Total Number of Vehicles		Average Capitalized Cost		Average Mileage		Average Days in Service		Average Net Book Value		Average Sale Proceeds		Average Gain/(Loss) on Sale		Average Monthly Holding Cost per Vehicle		Monthly Holding Cost as a % of Avg. Cap. Cost		Average Gain/(Loss) as % of Total Cap. Cost		Average Gain/(Loss) as % of Net Book Value
2011
Total Vehicles	[	]	[	]%	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]%	[	]%	[	]%
Active	[	]	[	]%	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]%	[	]%	[	]%
Salvage	[	]	[	]%	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]%	[	]%	[	]%
Thefts	[	]	[	]%	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]%	[	]%	[	]%
Inactive (sum of Salvage, Thefts, Inactive)	[	]	[	]%	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]%	[	]%	[	]%

2010
Total Vehicles	[	]	[	]%	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]%	[	]%	[	]%
Active	[	]	[	]%	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]%	[	]%	[	]%
Salvage	[	]	[	]%	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]%	[	]%	[	]%
Thefts	[	]	[	]%	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]%	[	]%	[	]%
Inactive (sum of Salvage, Thefts, Inactive)	[	]	[	]%	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]%	[	]%	[	]%